Exhibit 10.23

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.01(a)

Lenders and Commitments

Part I

[On file with the Administrative Agent]

Schedule 1.01(a)

Lenders and Commitments

Part II

[On file with the Administrative Agent]

Schedule 1.01(b)

Locations – United States and Canada (US Borrowing Base Parties)

Company	Address	City	State	Zip
Mobile Mini, Inc.	1833 Suntide Road	Corpus Christi	TX	78409
Mobile Mini, Inc.	425 W Plantation	Clute	TX	77531
Mobile Mini, Inc.	2101 Lee Drive	Baytown	TX	77520
Mobile Mini, Inc.	407 Woodlawn	Kilgore	TX	75662
Mobile Mini, Inc.	3900 Highway 30	St Gabriel	LA	70776
Mobile Mini, Inc.	5495 N Twin City Highway	Nederland	TX	77627
Mobile Mini, Inc.	12912 Highway 191	Midland	TX	79707
Mobile Mini, Inc.	191 Production Drive	Sulphur	LA	35603
Mobile Mini, Inc.	2460 FM 3084	Port Lavaca	TX	77979
Mobile Mini, Inc.	25896 S Sunset Drive	Monee	IL	60449
Mobile Mini, Inc.	4800 Malone Road	Memphis	TN	38118
Mobile Mini, Inc.	991 McEntire Lane NW	Decatur	AL	35603
Mobile Mini, Inc.	4192 Crostowne Court	Evans	GA	30809
Mobile Mini, Inc.	5680 I-10 Industrial Pkwy, N	Mobile	AL	36583
Mobile Mini, Inc.	8324 Route 414	Liberty	PA	16930
Mobile Mini, Inc.	8417 Mercer Street	Pulaski	PA	16143
Mobile Mini, Inc.	10 Industrial Highway	Lester	PA	19029
Mobile Mini, Inc.	14120 South Meridian	Oklahoma City	OK	73173
Mobile Mini, Inc.	12000 Hirsch Rd	Houston	TX	77050
Mobile Mini, Inc.	3550 Duncanville Road	Dallas	TX	75236
Mobile Mini, Inc.	18780 IH 35 N	Schertz	TX	78154
Mobile Mini, Inc.	2851 South A.W. Grimes	Round Rock	TX	78664
Mobile Mini, Inc.	39039 Cleastor Lane	Prairieville	LA	70769
Mobile Mini, Inc.	11931 Trans Park Drive	El Paso	TX	79927
Mobile Mini, Inc.	9800 West Expressway 83	Harlingen	TX	78552
Mobile Mini, Inc.	6731 Linwood Avenue	Shreveport	LA	71106
Mobile Mini, Inc.	11020 Hwy 69 N	Tyler	TX	75706
Mobile Mini, Inc.	1550 W Freeway	Vidor	TX	77662
Mobile Mini, Inc.	2326 US Highway 80	Pearl	MS	39208
Mobile Mini, Inc.	61000 St. Tammany Ave	Slidell	LA	70460
Mobile Mini, Inc.	6209 McPherson Road	Laredo	TX	78041
Mobile Mini, Inc.	12700 West County Road 100	Midland	TX	79706
Mobile Mini, Inc.	7934 Bearden Drive	Corpus Christi	TX	78409
Mobile Mini, Inc.	191 Production Drive	Sulphur	LA	70663
Mobile Mini, Inc.	2460 FM 3084	Port Lavaca	TX	77979
Mobile Mini, Inc.	4800 Malone Road	Memphis	TN	38118
Mobile Mini, Inc.	12658 S Winchester	Calumet Park	IL	60827
Mobile Mini, Inc.	1742 Transport Lane	Knoxville	TN	37924

Mobile Mini, Inc.	8825 Moncrief/Dinsmore Road	Jacksonville	FL	32219
Mobile Mini, Inc.	5900 SW 202nd Ave.	Pembroke Pines	FL	33332
Mobile Mini, Inc.	16590 Gator Road	Fort Myers	FL	33912
Mobile Mini, Inc.	4004 S. 50th Street	Tampa	FL	33619
Mobile Mini, Inc.	11622 Boggy Creek Rd	Orlando	FL	32824
Mobile Mini, Inc.	1055 C Southern Road	Morrow	GA	30260
Mobile Mini, Inc.	5223 S 9th Street	Milwaukee	WI	53221
Mobile Mini, Inc.	7121 Statesville Road	Charlotte	NC	28269
Mobile Mini, Inc.	1700 Nolensville Pike	Nashville	TN	37210
Mobile Mini, Inc.	618 Three Sisters Road	Knightdale	NC	27545
Mobile Mini, Inc.	871 Buckeye Park Road	Columbus	OH	43207
Mobile Mini, Inc.	2710 Millers Lane	Louisville	KY	40216
Mobile Mini, Inc.	3 Palmetto Court	Gaston	SC	29053
Mobile Mini, Inc.	4254 N Point Rd, Suite A1	Baltimore	MD	21222
Mobile Mini, Inc.	10 Industrial Highway	Lester	PA	19029
Mobile Mini, Inc.	14027 Washington Hwy	Ashland	VA	23005
Mobile Mini, Inc.	125 Manley Street	West Bridgewater	MA	2379
Mobile Mini, Inc.	2104 W Epler Avenue	Indianapolis	IN	46217
Mobile Mini, Inc.	981 Steen Road	Bridgeville	PA	15017
Mobile Mini, Inc.	8791 Paul Starr Drive	Pensacola	FL	32514
Mobile Mini, Inc.	1353 Indian Field Road Route 32	Feura Bush	NY	12067
Mobile Mini, Inc.	225 Websterville Road	Websterville	VT	5678
Mobile Mini, Inc.	2601 Center Road	Hinckley	OH	44233
Mobile Mini, Inc.	192 Piper Lane, Suite A	Alabaster	AL	35040
Mobile Mini, Inc.	3106 17th Street East	Palmetto	FL	34221
Mobile Mini, Inc.	7126 Bryhawke Circle	North Charleston	SC	29418
Mobile Mini, Inc.	4400 Dixie Highway	Fairfield	OH	45014
Mobile Mini, Inc.	500 Rock Road North	Fort Pierce	FL	34945
Mobile Mini, Inc.	361 Highway 183	Piedmont	SC	29673
Mobile Mini, Inc.	1015 Old Trail Road	Etters	PA	17319
Mobile Mini, Inc.	6152 New Bern Hwy	Maysville	NC	28555
Mobile Mini, Inc.	4601 Femrite Drive	Madison	WI	53716
Mobile Mini, Inc.	3120 Hollins Rd	Roanoke	VA	24012
Mobile Mini, Inc.	2400 Roosevelt Ave	South Plainfield	NJ	7080
Mobile Mini, Inc.	3703 Gillespie Street	Fayetteville	NC	28306
Mobile Mini, Inc.	1600 Osgood Street	North Andover	MA	1845
Mobile Mini, Inc.	200 Telegraph Road	Prichard	AL	36610
Mobile Mini, Inc.	4444 Burlington Road	Greensboro	NC	27405
Mobile Mini, Inc.	911 South Street Route 75	Suffield	CT	6078
Mobile Mini, Inc.	122 Mac Street	Virginia Beach	VA	23462
Mobile Mini, Inc.	7751 Wellingford Drive	Manassas	VA	20109
Mobile Mini, Inc.	6408 Collamer Road	East Syracuse	NY	13057

Mobile Mini, Inc.	7579 West Tennessee St	Tallahassee	FL	32304
Mobile Mini, Inc.	4720 SE US Hwy 301	Hawthorne	FL	32640
Mobile Mini, Inc.	30 Old Brickyard Road	Fletcher	NC	28732
Mobile Mini, Inc.	1960 Weaverville Road	Allentown	PA	18109
Mobile Mini, Inc.	175 Container Road	Savannah	GA	31415
Mobile Mini, Inc.	116 Ipsco Road	Decatur	AL	35601
Mobile Mini, Inc.	1075 Buffalo Rd	Rochester	NY	14624
Mobile Mini, Inc.	735 Fox Industrial Road	Lexington	KY	40504
Mobile Mini, Inc.	2222 Oriskany Street	Utica	NY	13502
Mobile Mini, Inc.	40 Sullivan Road	New Milford	CT	6776
Mobile Mini, Inc.	5314 Old Maumee Road	Fort Wayne	IN	46803
Mobile Mini, Inc.	6052 N. Main Street	Acworth	GA	30101
Mobile Mini, Inc.	2699 Waterlevel Highway	Cleveland	TN	37323
Mobile Mini, Inc.	95 Hopkins Street	Buffalo	NY	14220
Mobile Mini, Inc.	73 Browns Line	Toronto	ON	M8W 3S2
Mobile Mini, Inc.	22445 Groesbeck Highway	Warren	MI	48089
Mobile Mini, Inc.	899 Lincoln Avenue	Bohemia	NY	11716
Mobile Mini, Inc.	10304 Cogdill Road	Knoxville	TN	37932
Mobile Mini, Inc.	2123 Storage Street	Chattanooga	TN	37421
Mobile Mini, Inc.	2201 S. 27th Avenue	Phoenix	AZ	85009
Mobile Mini, Inc.	1485 W Glenn Street	Tucson	AZ	85705
Mobile Mini, Inc.	5328 Edith Blvd. NE	Albuquerque	NM	87107
Mobile Mini, Inc.	14120 South Meridian	Oklahoma City	OK	73173
Mobile Mini, Inc.	12044 E Pine St	Tulsa	OK	74116
Mobile Mini, Inc.	95 North 700 West, Ste E	North Salt Lake	UT	84054
Mobile Mini, Inc.	17200 177th Avenue SE	Monroe	WA	98272
Mobile Mini, Inc.	3945 Raytown Road	Kansas City	MO	64129
Mobile Mini, Inc.	5001 West Bethany Road	North Little Rock	AR	72117
Mobile Mini, Inc.	4006 N Broadway	St. Louis	MO	63147
Mobile Mini, Inc.	5940 NE Cully Blvd	Portland	OR	97218
Mobile Mini, Inc.	7309 Lake Drive	Lino Lakes	MN	55014
Mobile Mini, Inc.	250 West 53rd North Street	Park City	KS	67219
Mobile Mini, Inc.	607 Barger Lane	Nampa	ID	83687
Mobile Mini, Inc.	27083 Sundowner Ave	Tea	SD	57064
Mobile Mini, Inc.	18001 E Euclid	Spokane Valley	WA	99216
Mobile Mini, Inc.	2367 East Robinson Avenue	Springdale	AR	72764
Mobile Mini, Inc.	12300 Stagebarn Trail	Blackhawk	SD	57769
Mobile Mini, Inc.	1621 23rd Street South	Moorhead	MN	56560
Mobile Mini, Inc.	12921 Case Road SW	Olympia	WA	98512
Mobile Mini, Inc.	4506 S. 52nd Street	Omaha	NE	68117
Mobile Mini, Inc.	5289 Northwest Beaver Drive	Johnston	IA	50131
Mobile Mini, Inc.	42207 Third Street East	Lancaster	CA	93535

Mobile Mini, Inc.	13546 Bassett Lane NW	Williston	ND	58801
Mobile Mini, Inc.	135 South 1200 West	Lindon	UT	84042
Mobile Mini, Inc.	43850 Monroe Street	Indio	CA	92201
Mobile Mini, Inc.	15100 San Pedro Street	Gardena	CA	90248
Mobile Mini, Inc.	12345 Crosthwaite Circle	Poway	CA	92064
Mobile Mini, Inc.	14425 Arville Street	Las Vegas	NV	89054
Mobile Mini, Inc.	5300 Eudora	Commerce City	CO	80022
Mobile Mini, Inc.	2905 Capital Drive	Colorado Spring	CO	80939
Mobile Mini, Inc.	16351 S McKinley Avenue	Lathrop	CA	95330
Mobile Mini, Inc.	2660 N Locust Ave	Rialto	CA	92377
Mobile Mini, Inc.	44580 Old Warm Springs Boulevard	Fremont	CA	94538
Mobile Mini, Inc.	2486 W McKinley Avenue	Fresno	CA	93728
Mobile Mini, Inc.	3213 Gibson Street	Bakersfield	CA	93308
Mobile Mini, Inc.	3902 Esplanade	Chico	CA	95973
Mobile Mini, Inc.	8160 Junipero St	Sacramento	CA	95828
Mobile Mini, Inc.	470 Caletti Ave	Windsor	CA	95492
Mobile Mini, Inc.	1794 Lirio Ave	Saticoy	CA	93004
Mobile Mini, Inc.	2615 North Eastgate Ave.	Springfield	MO	65803
Mobile Mini, Inc.	9959 N. Virginia Street	Reno	NV	89506
Mobile Mini, Inc.	30 North 56th Street	Phoenix	AZ	85034
Mobile Mini, Inc.	2809 North Cassie's Place	Safford	AZ	85546
Mobile Mini, Inc.	311 West Utah Avenue	Las Vegas	NV	89102
Mobile Mini, Inc.	1040 West 2100 South	Salt Lake City	UT	84119
Mobile Mini, Inc.	318 Broadway	Kansas City	MO	64105
Mobile Mini, Inc.	1800 S 3rd Street	St Louis	MO	63104
Mobile Mini, Inc.	2615 North Eastgate Ave.	Springfield	MO	65803
Mobile Mini, Inc.	250 West 53rd North Street	Park City	KS	67204
Evergreen Tank Solutions, Inc.	1833 Suntide Road	Corpus Christi	TX	78409
Evergreen Tank Solutions, Inc.	425 W Plantation	Clute	TX	77531
Evergreen Tank Solutions, Inc.	2101 Lee Drive	Baytown	TX	77520
Evergreen Tank Solutions, Inc.	407 Woodlawn	Kilgore	TX	75662
Evergreen Tank Solutions, Inc.	3900 Highway 30	St Gabriel	LA	70776
Evergreen Tank Solutions, Inc.	5495 N Twin City Highway	Nederland	TX	77627
Evergreen Tank Solutions, Inc.	12912 Highway 191	Midland	TX	79707
Evergreen Tank Solutions, Inc.	191 Production Drive	Sulphur	LA	35603
Evergreen Tank Solutions, Inc.	2460 FM 3084	Port Lavaca	TX	77979
Evergreen Tank Solutions, Inc.	25896 S Sunset Drive	Monee	IL	60449
Evergreen Tank Solutions, Inc.	4800 Malone Road	Memphis	TN	38118
Evergreen Tank Solutions, Inc.	991 McEntire Lane NW	Decatur	AL	35603
Evergreen Tank Solutions, Inc.	4192 Crostowne Court	Evans	GA	30809
Evergreen Tank Solutions, Inc.	5680 I-10 Industrial Pkwy, N	Mobile	AL	36583
Evergreen Tank Solutions, Inc.	8324 Route 414	Liberty	PA	16930

Evergreen Tank Solutions, Inc.	8417 Mercer Street	Pulaski	PA	16143
Evergreen Tank Solutions, Inc.	10 Industrial Highway	Lester	PA	19029
Evergreen Tank Solutions, Inc.	14120 South Meridian	Oklahoma City	OK	73173
Water Movers, Inc.	30 North 56th Street	Phoenix	AZ	85034
Water Movers, Inc.	2809 North Cassie's Place	Safford	AZ	85546
Water Movers, Inc.	311 West Utah Avenue	Las Vegas	NV	89102
Water Movers, Inc.	1040 West 2100 South	Salt Lake City	UT	84119
Water Movers, Inc.	318 Broadway	Kansas City	MO	64105
Water Movers, Inc.	1800 S 3rd Street	St Louis	MO	63104
Water Movers, Inc.	2615 North Eastgate Ave.	Springfield	MO	65803
Water Movers, Inc.	250 West 53rd North Street	Park City	KS	67204

Schedule 1.01(c)

Locations – United Kingdom (UK Borrowing Base Parties)

Company	Address	City	State	Zip
Mobile Mini UK Limited	Moss Bank House, Newmillerdam	Wakefield	UK	WF2 6QW
Mobile Mini UK Limited	Albion Parade	Gravesend	UK	DA12 2RU
Mobile Mini UK Limited	Plot 1, Former Ford Site	South Ockendon	UK	RM15 5SJ
Mobile Mini UK Limited	Woodham Industrial Park, Woodham,	Bucks	UK	HP18 0QE
Mobile Mini UK Limited	3 Hornock Road, Coatbridge,	Lanarkshire	UK	ML5 2AQ
Mobile Mini UK Limited	Brickyard Road, Aldridge	West Midlands	UK	WS9 8SR
Mobile Mini UK Limited	Stagg Lane Triumph Trading Park, Liverpool	Merseyside	UK	L24 9BD
Mobile Mini UK Limited	Units 03/04 Greensplott Road, Chitteningham	Avonmouth	UK	BS11 OYB
Mobile Mini UK Limited	North Road	Bridgend	UK	CF31 3TP
Mobile Mini UK Limited	Barras Lane Industrial Estate, Dalston	Cumbria	UK	CA5 7ND
Mobile Mini UK Limited	Lancaster Approach, North Killingholme	Humberside	UK	DN40 3JY
Mobile Mini UK Limited	Riverside Avenue West	Manningtree	UK	C011 1UN
Mobile Mini UK Limited	Teesport Commerce Park, South Bank,	Middlesbrough	UK	TS6 6UZ
Mobile Mini UK Limited	Off Littlewell Lane	IIkeston	UK	DE7 4QU
Mobile Mini UK Limited	Bakers Wharf	Marchwood	UK	SO40 4BX
Mobile Mini UK Limited	Old British Coal Transport Depot	Houghton-Le-Spring	UK	DH4 4TG

Schedule 1.01(d)

Locations – United States and Canada (Canadian Borrowing Base Parties)

Company	Address	City	State	Zip
Mobile Mini Canada ULC	7717 84th Street SE	Calgary	AB	T2C 4Y1

Schedule 1.01(e)

Eligible Real Property

Mobile Mini, Inc.:

•	3550 Duncanville Rd., Dallas, TX 75236
•	11755 N. Maricopa Industrial Parkway, Maricopa, AZ 85239
•	2486 West McKinley Ave, Fresno, CA 93728
•	1465 East 130th Street, Chicago, IL 60633

Schedule 1.01(f)

Qualified Derivative Obligations

None.

Schedule 3.01(c)

Existing US Letters of Credit

Amount	Applicant	Lender	Beneficiary	LC Number	Expiration Date	Standby / Trade
2,610,000	Mobile Mini, Inc.	Bank of America	Travelers Indemnity Co.	68027270	3/30/2016	Standby
738,540	Mobile Mini, Inc.	Bank of America	Liberty Mutual Insurance Company	7420584	4/22/2016	Standby
121,193	Mobile Mini, Inc.	Bank of America	EOP - 700 North Branch, L.L.C	68029107	8/1/2016	Standby
1,800,000	Mobile Mini, Inc.	Bank of America	Travelers Indemnity Co. (second LC)	68029280	9/12/2016	Standby
448,000	Mobile Mini, Inc.	Bank of America	National Union Fire Insurance AIG	68029104	2/7/2016	Standby
818,000	Mobile Mini, Inc.	Bank of America	Hartford Fire Insurance Company	68107783	11/12/2016	Standby
$6,535,733.00

Schedule 3.02(c)

Existing UK Letters of Credit

None.

Schedule 3.03(c)

Existing Canadian Letters of Credit

None.

Schedule 6.13

Effective Date Mortgages

Mobile Mini, Inc.:

•	3550 Duncanville Rd., Dallas, TX 75236
•	11755 N. Maricopa Industrial Parkway, Maricopa, AZ 85239
•	2486 West McKinley Ave, Fresno, CA 93728
•	1465 East 130th Street, Chicago, IL 60633

Schedule 8.01

Qualifications to do Business

	Jurisdiction of	Foreign
Company	Organization	Qualifications
Mobile Mini, Inc.	Delaware

Alabama, Arizona, Arkansas, California, Connecticut, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming

Mobile Mini I, Inc.	Arizona	Texas
Mobile Mini Dealer, Inc.	Arizona	Pennsylvania
Mobile Mini, LLC	California
Mobile Mini, LLC	Delaware	Colorado, Nevada, Michigan
A Royal Wolf Portable Storage, Inc.	California	Texas
Mobile Mini Canada ULC	British Columbia	Alberta, Ontario, Quebec
Mobile Mini UK Holdings Limited	England and Wales
Temporary Mobile Storage, Inc.	California
Mobile Mini UK Limited	England and Wales
Mobile Storage Group, Inc.	Delaware	California, Illinois, Massachusetts, Pennsylvania
A Better Mobile Storage Company	California	Pennsylvania, Texas
MSG Investments, Inc.	California
MSG MMI (Texas) L.P.	Texas
Ravenstock MSG Limited	United Kingdom
Ravenstock Tam (Hire) Limited	United Kingdom
Mobile Storage (U.K.) Limited	United Kingdom
Mobile Storage UK Finance Limited Partnership	United Kingdom
Water Movers Contracting, LLC	Arizona
Water Movers, Inc.	Arizona	California, Kansas, Missouri, Nevada, Oklahoma, Utah
Evergreen Tank Solutions, Inc.	Delaware

Alabama, Arkansas, California, Florida, Georgia, Illinois, Indiana, Kentucky, Louisiana, Michigan, Mississippi, Missouri, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Virginia, Wisconsin, West Virginia,

Gulf Tanks Holdings, Inc.	Delaware
SBOX STORAGE, LLC	Delaware	Tennessee, Texas
Mobile Mini Finance, LLC	Delaware

Schedule 8.04

Capital Structure

The class and the number of authorized and issued Securities of US Company and each of its Subsidiaries and the record owner of the Securities of the Subsidiaries are as follows:

Mobile Mini, Inc., a Delaware corporation:

Class of Securities	Number of Securities Issued and Outstanding (September 30, 2015)	Number of Securities Authorized but Unissued
Common Stock, par value $0.01 per share – 95,000,000	49,151,000	45,8490,00
Preferred Stock, par value $0.01 per share – 20,000,000	None	20,000,000

Subsidiaries:

Pledgor	Subsidiary	Ownership	Numbers of Shares owned	Jurisdiction of Organization
Mobile Mini, Inc.	Mobile Mini I, Inc.	100%	10,000 shares of common stock	Arizona
	Mobile Mini Dealer, Inc.	100%	10,000 shares of common stock	Arizona
	Mobile Mini, LLC	100%	100% membership interest	Delaware
	Mobile Mini, LLC	100%	100% membership interest	California
	A Royal Wolf Portable Storage, Inc.	100%	643,250 shares of common stock	California
	Mobile Mini UK Holdings Limited	100%	400 ordinary shares	England and Wales
	Mobile Storage Group, Inc.	100%	100 shares of common stock	Delaware
	Mobile Mini Canada ULC	100%	2,000 common shares	British Columbia
	Gulf Tanks Holdings, Inc.	100%	100 shares of common stock	Delaware
	SBOX STORAGE, LLC	100%	100% membership interest	Delaware
Mobile Mini UK Holdings Limited	Mobile Mini UK Limited	99.8%	10,092,070 ordinary shares	England and Wales
	Ravenstock MSG Limited	100%	601,100 ordinary shares	England and Wales
Mobile Storage Group, Inc.	MSG Investments, Inc.	100%	10,000 shares of common stock	California
	A Better Mobile Storage Company	100%	1,000 shares of common stock	California
	MSG MMI (Texas) L.P.	99%	99% partnership interest	Texas
	Mobile Storage UK Finance Limited Partnership	1%	1% partnership interest	England and Wales

Pledgor	Subsidiary	Ownership	Numbers of Shares owned	Jurisdiction of Organization
MSG Investments, Inc.	Mobile Mini Finance, LLC	100%	100% membership interest	Delaware
Mobile Mini Finance, LLC	MSG MMI (Texas) L.P.	1%	1% partnership interest	Texas
	Mobile Storage UK Finance Limited Partnership	99%	99% partnership interest	England and Wales
Ravenstock MSG Limited	Ravenstock Tam (Hire) Limited	100%	10,550 ordinary shares	England and Wales
	Mobile Storage (U.K.) Limited	100%	100 ordinary shares; 6,000,000 preferred shares	England and Wales
	Mobile Mini UK Limited	0.2%	20,000 ordinary shares	England and Wales
A Royal Wolf Portable Storage, Inc.	Temporary Mobile Storage, Inc.	100%	1,500 shares of common stock	California
Water Movers, Inc.	Water Movers Contracting, LLC	100%	100% membership interest	Arizona
Evergreen Tank Solutions, Inc.	Water Movers, Inc.	100%	1,000 shares of common stock	Arizona
Gulf Tanks Holdings, Inc.	Evergreen Tank Solutions, Inc.	100%	100 shares of common stock	Delaware

The following agreements are binding upon the Company’s or other Credit Party’s partners, members or shareholders:

•	There are no corporate or joint venture relationships.
•	Stockholders Agreement, dated as of June 27, 2008, by and among US Company and the Stockholders signatory thereto.

Schedule 8.05

Names

		Jurisdiction of	Organizational
Company	Type of Organization	Organization	ID Number
Mobile Mini, Inc.	Corporation	Delaware	2344770
Mobile Mini I, Inc.	Corporation	Arizona	0714383-3
Mobile Mini Dealer, Inc.	Corporation	Arizona	0233254-4
Mobile Mini, LLC	Limited liability company	Delaware	3435256
Mobile Mini, LLC	Limited liability company	California	200121110118
Mobile Storage Group, Inc.	Corporation	Delaware	3768960
MSG Investments, Inc.	Corporation	California	C2400028
A Better Mobile Storage Company	Corporation	California	C2468871
MSG MMI (Texas) L.P.	Limited partnership	Texas	800128190
A Royal Wolf Portable Storage, Inc.	Corporation	California	C1197982
Temporary Mobile Storage, Inc.	Corporation	California	C1511337
Mobile Mini Finance, LLC	Limited liability company	Delaware	5276960
SBOX STORAGE, LLC	Limited liability company	Delaware	4044667
Gulf Tanks Holdings, Inc.	Corporation	Delaware	4285940
Evergreen Tank Solutions, Inc.	Corporation	Delaware	4285943
Water Movers, Inc.	Corporation	Arizona	1018679-8
Water Movers Contracting LLC	Limited liability company	Arizona	L-1572091-0
Mobile Mini UK Holdings Limited	Limited liability company	England and Wales	5749804
Mobile Mini UK Limited	Limited liability company	England and Wales	02862423
Ravenstock MSG Limited	Limited liability company	England and Wales	4283040
Ravenstock Tam (Hire) Limited	Limited liability company	England and Wales	1214155
Mobile Storage (U.K.) Limited	Limited liability company	England and Wales	3836369
Mobile Storage UK Finance Limited Partnership	Limited partnership	England and Wales	LP7829
Mobile Mini Canada ULC	Unlimited liability company	British Columbia	BC0926262

Description of Certain Transactions Occurring Within the Past Three Years:

Grantor	Date of Acquisition	Description of Acquisition
Mobile Mini, Inc.	03/31/2014	Purchase of assets of On Site Storage Inc.
Mobile Mini, Inc.	03/31/2014	Purchase of assets of LongVans, Inc.
Mobile Mini, Inc.	06/30/2014	Purchase of membership interest of SBOX STORAGE, LLC
Mobile Mini, Inc.	06/30/2014	Purchase of assets of Equip Corporation
Mobile Mini, Inc.	09/09/2014	Purchase of assets of All Florida Storage Inc.
Mobile Mini, Inc.	09/24/2014	Purchase of assets of AR Port-A-Stor Inc.
Mobile Mini, Inc.	11/26/2014	Purchase of assets of Beacon Equipment Leasing Corporation
Mobile Mini, Inc.	12/10/2014	Purchase of stock of Gulf Tanks Holdings, Inc.
Mobile Mini, Inc.	07/20/2015	Purchase of assets of Allstate Trailers Inc.

Schedule 8.06

Business Locations

Chief Executive Office for US Credit Parties:	4646 E. Van Buren Street, Suite 400, Phoenix, AZ 85008
Chief Executive Office for UK Credit Parties:	Ravenstock House, 28 Falcon Court, Preston Farm Business Park, Stockton-on-Tees, TS18 3TX, UK
Chief Executive Office for Canadian Credit Parties:	680-375 Water Street, Vancouver, BC V6B 5C6, Canada

Grantor	Address	City	State	Zip
Mobile Mini, Inc.	1833 Suntide Road	Corpus Christi	TX	78409
Mobile Mini, Inc.	425 W Plantation	Clute	TX	77531
Mobile Mini, Inc.	2101 Lee Drive	Baytown	TX	77520
Mobile Mini, Inc.	407 Woodlawn	Kilgore	TX	75662
Mobile Mini, Inc.	3900 Highway 30	St Gabriel	LA	70776
Mobile Mini, Inc.	5495 N Twin City Highway	Nederland	TX	77627
Mobile Mini, Inc.	12912 Highway 191	Midland	TX	79707
Mobile Mini, Inc.	191 Production Drive	Sulphur	LA	35603
Mobile Mini, Inc.	2460 FM 3084	Port Lavaca	TX	77979
Mobile Mini, Inc.	25896 S Sunset Drive	Monee	IL	60449
Mobile Mini, Inc.	4800 Malone Road	Memphis	TN	38118
Mobile Mini, Inc.	991 McEntire Lane NW	Decatur	AL	35603
Mobile Mini, Inc.	4192 Crostowne Court	Evans	GA	30809
Mobile Mini, Inc.	5680 I-10 Industrial Pkwy, N	Mobile	AL	36583
Mobile Mini, Inc.	8324 Route 414	Liberty	PA	16930
Mobile Mini, Inc.	8417 Mercer Street	Pulaski	PA	16143
Mobile Mini, Inc.	10 Industrial Highway	Lester	PA	19029
Mobile Mini, Inc.	14120 South Meridian	Oklahoma City	OK	73173
Mobile Mini, Inc.	12000 Hirsch Rd	Houston	TX	77050
Mobile Mini, Inc.	3550 Duncanville Road	Dallas	TX	75236
Mobile Mini, Inc.	18780 IH 35 N	Schertz	TX	78154
Mobile Mini, Inc.	2851 South A.W. Grimes	Round Rock	TX	78664
Mobile Mini, Inc.	39039 Cleastor Lane	Prairieville	LA	70769
Mobile Mini, Inc.	11931 Trans Park Drive	El Paso	TX	79927
Mobile Mini, Inc.	9800 West Expressway 83	Harlingen	TX	78552
Mobile Mini, Inc.	6731 Linwood Avenue	Shreveport	LA	71106
Mobile Mini, Inc.	11020 Hwy 69 N	Tyler	TX	75706
Mobile Mini, Inc.	1550 W Freeway	Vidor	TX	77662
Mobile Mini, Inc.	2326 US Highway 80	Pearl	MS	39208
Mobile Mini, Inc.	61000 St. Tammany Ave	Slidell	LA	70460
Mobile Mini, Inc.	6209 McPherson Road	Laredo	TX	78041
Mobile Mini, Inc.	12700 West County Road 100	Midland	TX	79706
Mobile Mini, Inc.	7934 Bearden Drive	Corpus Christi	TX	78409

Mobile Mini, Inc.	191 Production Drive	Sulphur	LA	70663
Mobile Mini, Inc.	2460 FM 3084	Port Lavaca	TX	77979
Mobile Mini, Inc.	4800 Malone Road	Memphis	TN	38118
Mobile Mini, Inc.	12658 S Winchester	Calumet Park	IL	60827
Mobile Mini, Inc.	1742 Transport Lane	Knoxville	TN	37924
Mobile Mini, Inc.	8825 Moncrief/Dinsmore Road	Jacksonville	FL	32219
Mobile Mini, Inc.	5900 SW 202nd Ave.	Pembroke Pines	FL	33332
Mobile Mini, Inc.	16590 Gator Road	Fort Myers	FL	33912
Mobile Mini, Inc.	4004 S. 50th Street	Tampa	FL	33619
Mobile Mini, Inc.	11622 Boggy Creek Rd	Orlando	FL	32824
Mobile Mini, Inc.	1055 C Southern Road	Morrow	GA	30260
Mobile Mini, Inc.	5223 S 9th Street	Milwaukee	WI	53221
Mobile Mini, Inc.	7121 Statesville Road	Charlotte	NC	28269
Mobile Mini, Inc.	1700 Nolensville Pike	Nashville	TN	37210
Mobile Mini, Inc.	618 Three Sisters Road	Knightdale	NC	27545
Mobile Mini, Inc.	871 Buckeye Park Road	Columbus	OH	43207
Mobile Mini, Inc.	2710 Millers Lane	Louisville	KY	40216
Mobile Mini, Inc.	3 Palmetto Court	Gaston	SC	29053
Mobile Mini, Inc.	4254 N Point Rd, Suite A1	Baltimore	MD	21222
Mobile Mini, Inc.	10 Industrial Highway	Lester	PA	19029
Mobile Mini, Inc.	14027 Washington Hwy	Ashland	VA	23005
Mobile Mini, Inc.	125 Manley Street	West Bridgewater	MA	2379
Mobile Mini, Inc.	2104 W Epler Avenue	Indianapolis	IN	46217
Mobile Mini, Inc.	981 Steen Road	Bridgeville	PA	15017
Mobile Mini, Inc.	8791 Paul Starr Drive	Pensacola	FL	32514
Mobile Mini, Inc.	1353 Indian Field Road Route 32	Feura Bush	NY	12067
Mobile Mini, Inc.	225 Websterville Road	Websterville	VT	5678
Mobile Mini, Inc.	2601 Center Road	Hinckley	OH	44233
Mobile Mini, Inc.	192 Piper Lane, Suite A	Alabaster	AL	35040
Mobile Mini, Inc.	3106 17th Street East	Palmetto	FL	34221
Mobile Mini, Inc.	7126 Bryhawke Circle	North Charleston	SC	29418
Mobile Mini, Inc.	4400 Dixie Highway	Fairfield	OH	45014
Mobile Mini, Inc.	500 Rock Road North	Fort Pierce	FL	34945
Mobile Mini, Inc.	361 Highway 183	Piedmont	SC	29673
Mobile Mini, Inc.	1015 Old Trail Road	Etters	PA	17319
Mobile Mini, Inc.	6152 New Bern Hwy	Maysville	NC	28555
Mobile Mini, Inc.	4601 Femrite Drive	Madison	WI	53716
Mobile Mini, Inc.	3120 Hollins Rd	Roanoke	VA	24012
Mobile Mini, Inc.	2400 Roosevelt Ave	South Plainfield	NJ	7080
Mobile Mini, Inc.	3703 Gillespie Street	Fayetteville	NC	28306
Mobile Mini, Inc.	1600 Osgood Street	North Andover	MA	1845
Mobile Mini, Inc.	200 Telegraph Road	Prichard	AL	36610
Mobile Mini, Inc.	4444 Burlington Road	Greensboro	NC	27405
Mobile Mini, Inc.	911 South Street Route 75	Suffield	CT	6078
Mobile Mini, Inc.	122 Mac Street	Virginia Beach	VA	23462

Mobile Mini, Inc.	7751 Wellingford Drive	Manassas	VA	20109
Mobile Mini, Inc.	6408 Collamer Road	East Syracuse	NY	13057
Mobile Mini, Inc.	7579 West Tennessee St	Tallahassee	FL	32304
Mobile Mini, Inc.	4720 SE US Hwy 301	Hawthorne	FL	32640
Mobile Mini, Inc.	30 Old Brickyard Road	Fletcher	NC	28732
Mobile Mini, Inc.	1960 Weaverville Road	Allentown	PA	18109
Mobile Mini, Inc.	175 Container Road	Savannah	GA	31415
Mobile Mini, Inc.	116 Ipsco Road	Decatur	AL	35601
Mobile Mini, Inc.	1075 Buffalo Rd	Rochester	NY	14624
Mobile Mini, Inc.	735 Fox Industrial Road	Lexington	KY	40504
Mobile Mini, Inc.	2222 Oriskany Street	Utica	NY	13502
Mobile Mini, Inc.	40 Sullivan Road	New Milford	CT	6776
Mobile Mini, Inc.	5314 Old Maumee Road	Fort Wayne	IN	46803
Mobile Mini, Inc.	6052 N. Main Street	Acworth	GA	30101
Mobile Mini, Inc.	2699 Waterlevel Highway	Cleveland	TN	37323
Mobile Mini, Inc.	95 Hopkins Street	Buffalo	NY	14220
Mobile Mini, Inc.	73 Browns Line	Toronto	ON	M8W 3S2
Mobile Mini, Inc.	22445 Groesbeck Highway	Warren	MI	48089
Mobile Mini, Inc.	899 Lincoln Avenue	Bohemia	NY	11716
Mobile Mini, Inc.	10304 Cogdill Road	Knoxville	TN	37932
Mobile Mini, Inc.	2123 Storage Street	Chattanooga	TN	37421
Mobile Mini, Inc.	2201 S. 27th Avenue	Phoenix	AZ	85009
Mobile Mini, Inc.	1485 W Glenn Street	Tucson	AZ	85705
Mobile Mini, Inc.	5328 Edith Blvd. NE	Albuquerque	NM	87107
Mobile Mini, Inc.	14120 South Meridian	Oklahoma City	OK	73173
Mobile Mini, Inc.	12044 E Pine St	Tulsa	OK	74116
Mobile Mini, Inc.	95 North 700 West, Ste E	North Salt Lake	UT	84054
Mobile Mini, Inc.	17200 177th Avenue SE	Monroe	WA	98272
Mobile Mini, Inc.	3945 Raytown Road	Kansas City	MO	64129
Mobile Mini, Inc.	5001 West Bethany Road	North Little Rock	AR	72117
Mobile Mini, Inc.	4006 N Broadway	St. Louis	MO	63147
Mobile Mini, Inc.	5940 NE Cully Blvd	Portland	OR	97218
Mobile Mini, Inc.	7309 Lake Drive	Lino Lakes	MN	55014
Mobile Mini, Inc.	250 West 53rd North Street	Park City	KS	67219
Mobile Mini, Inc.	607 Barger Lane	Nampa	ID	83687
Mobile Mini, Inc.	27083 Sundowner Ave	Tea	SD	57064
Mobile Mini, Inc.	18001 E Euclid	Spokane Valley	WA	99216
Mobile Mini, Inc.	2367 East Robinson Avenue	Springdale	AR	72764
Mobile Mini, Inc.	12300 Stagebarn Trail	Blackhawk	SD	57769
Mobile Mini, Inc.	1621 23rd Street South	Moorhead	MN	56560
Mobile Mini, Inc.	12921 Case Road SW	Olympia	WA	98512
Mobile Mini, Inc.	4506 S. 52nd Street	Omaha	NE	68117
Mobile Mini, Inc.	5289 Northwest Beaver Drive	Johnston	IA	50131
Mobile Mini, Inc.	42207 Third Street East	Lancaster	CA	93535
Mobile Mini, Inc.	13546 Bassett Lane NW	Williston	ND	58801

Mobile Mini, Inc.	135 South 1200 West	Lindon	UT	84042
Mobile Mini, Inc.	43850 Monroe Street	Indio	CA	92201
Mobile Mini, Inc.	15100 San Pedro Street	Gardena	CA	90248
Mobile Mini, Inc.	12345 Crosthwaite Circle	Poway	CA	92064
Mobile Mini, Inc.	14425 Arville Street	Las Vegas	NV	89054
Mobile Mini, Inc.	5300 Eudora	Commerce City	CO	80022
Mobile Mini, Inc.	2905 Capital Drive	Colorado Spring	CO	80939
Mobile Mini, Inc.	16351 S McKinley Avenue	Lathrop	CA	95330
Mobile Mini, Inc.	2660 N Locust Ave	Rialto	CA	92377
Mobile Mini, Inc.	44580 Old Warm Springs Boulevard	Fremont	CA	94538
Mobile Mini, Inc.	2486 W McKinley Avenue	Fresno	CA	93728
Mobile Mini, Inc.	3213 Gibson Street	Bakersfield	CA	93308
Mobile Mini, Inc.	3902 Esplanade	Chico	CA	95973
Mobile Mini, Inc.	8160 Junipero St	Sacramento	CA	95828
Mobile Mini, Inc.	470 Caletti Ave	Windsor	CA	95492
Mobile Mini, Inc.	1794 Lirio Ave	Saticoy	CA	93004
Mobile Mini, Inc.	2615 North Eastgate Ave.	Springfield	MO	65803
Mobile Mini, Inc.	9959 N. Virginia Street	Reno	NV	89506
Mobile Mini, Inc.	30 North 56th Street	Phoenix	AZ	85034
Mobile Mini, Inc.	2809 North Cassie's Place	Safford	AZ	85546
Mobile Mini, Inc.	311 West Utah Avenue	Las Vegas	NV	89102
Mobile Mini, Inc.	1040 West 2100 South	Salt Lake City	UT	84119
Mobile Mini, Inc.	318 Broadway	Kansas City	MO	64105
Mobile Mini, Inc.	1800 S 3rd Street	St Louis	MO	63104
Mobile Mini, Inc.	2615 North Eastgate Ave.	Springfield	MO	65803
Mobile Mini, Inc.	250 West 53rd North Street	Park City	KS	67204
Evergreen Tank Solutions, Inc.	1833 Suntide Road	Corpus Christi	TX	78409
Evergreen Tank Solutions, Inc.	425 W Plantation	Clute	TX	77531
Evergreen Tank Solutions, Inc.	2101 Lee Drive	Baytown	TX	77520
Evergreen Tank Solutions, Inc.	407 Woodlawn	Kilgore	TX	75662
Evergreen Tank Solutions, Inc.	3900 Highway 30	St Gabriel	LA	70776
Evergreen Tank Solutions, Inc.	5495 N Twin City Highway	Nederland	TX	77627
Evergreen Tank Solutions, Inc.	12912 Highway 191	Midland	TX	79707
Evergreen Tank Solutions, Inc.	191 Production Drive	Sulphur	LA	35603
Evergreen Tank Solutions, Inc.	2460 FM 3084	Port Lavaca	TX	77979
Evergreen Tank Solutions, Inc.	25896 S Sunset Drive	Monee	IL	60449
Evergreen Tank Solutions, Inc.	4800 Malone Road	Memphis	TN	38118
Evergreen Tank Solutions, Inc.	991 McEntire Lane NW	Decatur	AL	35603
Evergreen Tank Solutions, Inc.	4192 Crostowne Court	Evans	GA	30809
Evergreen Tank Solutions, Inc.	5680 I-10 Industrial Pkwy, N	Mobile	AL	36583
Evergreen Tank Solutions, Inc.	8324 Route 414	Liberty	PA	16930
Evergreen Tank Solutions, Inc.	8417 Mercer Street	Pulaski	PA	16143
Evergreen Tank Solutions, Inc.	10 Industrial Highway	Lester	PA	19029
Evergreen Tank Solutions, Inc.	14120 South Meridian	Oklahoma City	OK	73173
Water Movers, Inc.	30 North 56th Street	Phoenix	AZ	85034

Water Movers, Inc.	2809 North Cassie's Place	Safford	AZ	85546
Water Movers, Inc.	311 West Utah Avenue	Las Vegas	NV	89102
Water Movers, Inc.	1040 West 2100 South	Salt Lake City	UT	84119
Water Movers, Inc.	318 Broadway	Kansas City	MO	64105
Water Movers, Inc.	1800 S 3rd Street	St Louis	MO	63104
Water Movers, Inc.	2615 North Eastgate Ave.	Springfield	MO	65803
Water Movers, Inc.	250 West 53rd North Street	Park City	KS	67204
Mobile Mini UK Limited	Moss Bank House, Newmillerdam	Wakefield	UK	WF2 6QW
Mobile Mini UK Limited	Albion Parade	Gravesend	UK	DA12 2RU
Mobile Mini UK Limited	Plot 1, Former Ford Site	South Ockendon	UK	RM15 5SJ
Mobile Mini UK Limited	Woodham Industrial Park, Woodham,	Bucks	UK	HP18 0QE
Mobile Mini UK Limited	3 Hornock Road, Coatbridge,	Lanarkshire	UK	ML5 2AQ
Mobile Mini UK Limited	Brickyard Road, Aldridge	West Midlands	UK	WS9 8SR
Mobile Mini UK Limited	Stagg Lane Triumph Trading Park, Liverpool	Merseyside	UK	L24 9BD
Mobile Mini UK Limited	Units 03/04 Greensplott Road, Chitteningham	Avonmouth	UK	BS11 OYB
Mobile Mini UK Limited	North Road	Bridgend	UK	CF31 3TP
Mobile Mini UK Limited	Barras Lane Industrial Estate, Dalston	Cumbria	UK	CA5 7ND
Mobile Mini UK Limited	Lancaster Approach, North Killingholme	Humberside	UK	DN40 3JY
Mobile Mini UK Limited	Riverside Avenue West	Manningtree	UK	C011 1UN
Mobile Mini UK Limited	Teesport Commerce Park, South Bank,	Middlesbrough	UK	TS6 6UZ
Mobile Mini UK Limited	Off Littlewell Lane	IIkeston	UK	DE7 4QU
Mobile Mini UK Limited	Bakers Wharf	Marchwood	UK	SO40 4BX
Mobile Mini UK Limited	Old British Coal Transport Depot	Houghton-Le-Spring	UK	DH4 4TG
Mobile Mini Canada ULC	7717 84th Street SE	Calgary	AB	T2C 4Y1

Schedule 8.12

Surety Obligations

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date	Client Name	Issuing Carrier
104120445	Mobile Mini, Inc.	Motor Vehicle-Mobile Home Dealer License Bond: D-10 Dealer of Factory Built Buildings, 4010 S. 36th St., Phoenix, AZ 85040	$25,000.00	State of Arizona	$250.00	10/15/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
104120446	Mobile Mini, Inc.	Manufactured Housing License Bond: M-9A Manufacturer of Factory-Built Buildings, 11755 No MIP Entrance Rd., Maricopa, AZ	$10,000.00	State of Arizona	$100.00	10/15/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
104120448	Mobile Mini-Tulsa	Excess Size & Weight Permit Bond	$5,000.00	State of OK, Dept. of Public Safety, Size & Weight Permit Division	$100.00	10/29/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
104120454	Mobile Mini, Inc.	Excess Size & Weight Permit bond	$5,000.00	State of Oklahoma, Dept. of Public Safety, Size & Weight Permit Division	$100.00	11/8/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
104120474	Mobile Mini, Inc.	AZ Motor Vehicle Dealer License Bond	$25,000.00	State of Arizona, Department of Transportation Motor Vehicle Division	$250.00	12/31/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
104194263	Mobile Mini, Inc.	IFTA (Fuel Tax) Bond	$3,000.00	State of AZ, Motor Vehicle Division	$100.00	1/7/2017	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
104260816	Mobile Mini, Inc.	Excess Weight/Size Permit Bond	$2,000.00	State of Arkansas	$100.00	5/24/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
104502835	Mobile Mini, Incorporated	Installer-Modular Units	$25,000.00	State of Tennessee, Department of Commerce and Insurance	$250.00	6/30/2015	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date	Client Name	Issuing Carrier
104502836	Mobile Mini, Incorporated	Modular Building Dealer	$50,000.00	State of Tennessee, Department of Commerce and Insurance	$500.00	6/30/2015	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
104502837	Mobile Mini, Incorporated	Modular Building Installer	$25,000.00	State of Tennessee, Department of Commerce and Insurance	$250.00	6/30/2015	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
104502838	Mobile Mini, Incorporated	Modular Building Dealer	$50,000.00	State of Tennessee, Department of Commerce and Insurance	$500.00	6/30/2015	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
104502839	Mobile Mini, Incorporated	Installer of Modular Building Units Bond	$25,000.00	State of Tennessee, Department of Commerce and Insurance	$250.00	6/30/2015	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
104502840	Mobile Mini, Incorporated	Modular Building Dealer	$50,000.00	State of Tennessee, Department of Commerce and Insurance	$500.00	6/30/2015	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
104762618	Mobile Mini, Inc.	Credit Hauling Permit Bond	$5,000.00	State of Maryland, State Highway Administration	$100.00	7/21/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
104980874	Mobile Mini, Inc.	License Bond	$10,000.00	State of Arizona, Department of Building and Fire Safety Office of Administration	$100.00	2/3/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
105036903	Mobile Mini, Inc.	OH Turnpike Commission Toll Charge Bond	$5,000.00	Comptroller, Ohio Turnpike Commission	$100.00	7/1/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
105131611	Mobile Mini, Inc.	PA Toll Charge Bond Rev 9-3-02 (Turnpike, Bridge Toll Bonds)	$3,000.00	Pennsylvania Turnpike Commission	$100.00	12/29/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
105204731	Mobile Mini, Inc.	Toll Bond	$5,000.00	Maine Turnpike Authority	$100.00	2/28/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date	Client Name	Issuing Carrier
105325596	Mobile Mini, Inc.	Vehicle Dealer Bond	$30,000.00	Kansas Dept. of Revenue, Div. of Vehicles Dealer Licensing Bureau	$300.00	11/20/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
105325604	Mobile Mini, Inc.	Manufacturer Dealers License	$60,000.00	Commonwealth of Pennsylvania, Bureau of Motor Vehicles	$600.00	11/30/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
105325611	Mobile Mini, Inc.	SD Motor Vehicle Dealer Bond; $10,000	$10,000.00	Department of Revenue and Regulation	$100.00	12/1/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
105680622	Mobile Mini, Inc.	Trailer Dealer Bond	$10,000.00	State of South Dakota Dept. of Revenue	$100.00	10/19/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
105680624	Mobile Mini, Inc.	Trailer Dealer Bond	$10,000.00	State of South Dakota Dept. of Revenue	$100.00	10/19/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
105680630	Jon David Keating the financial responsible officer of Mobile Mini, Inc.	Business License Bond	$100,000.00	State of Florida Dept. of Business & Professional Regulation	$1,000.00	11/15/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
105841731	Mobile Mini, Inc.	TX City of Beaumont Building Contractors Bond	$25,000.00	City of Beaumont	$250.00	11/22/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
105841735	Leon Evans	CA Auctioneer or Auction Company Bond	$20,000.00	People of the State of California	$370.00	2/18/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
105841736	Mobile Mini, Inc.	WA Superior Court Co of King Bond of Indemnity to Sheriff Term (Indemnity Bond to Sheriff or Marshal)	$46,000.00	Green Zone Auto Sales LLC	$460.00	2/24/2015	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date	Client Name	Issuing Carrier
105841743	Caleb Pagan	CA Auctioneer or Auction Company Bond	$20,000.00	People of the State of California	$370.00	4/26/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
105841744	David Lopez	CA Auctioneer or Auction Company Bond	$20,000.00	People of the State of California	$370.00	4/26/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
105841748	Mobile Mini, Inc.	TX Sequestration	$1,000.00	CONGRESS RECYCLED AGGREGATES, L.L.C. D/B/A CONGRESS SAND AND GRAVEL, L.L.C. D/B/A CONGRESS MATERIALS, L.L.C.	$100.00	5/22/2015	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106083257	Mobile Mini, Inc.	Mobile Mini vs. John Ramsey	$16,000.00	John Ramsey	$160.00	8/14/2015	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106083260	Mobile Mini, Inc.	Replevin Bond	$2,285.05	Jack Humphreys	$100.00	9/5/2015	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106083262	Mobile Mini, Inc.	TX Sequestration Bond	$5,000.00	TRI SPECIALTY COATINGS, LLC D/B/A TRI SPECIALTY COATINGS	$100.00	9/17/2015	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106083263	Mobile Mini, Inc.	TX Bond for Sequestration and Replevy-Property Eclipse Renewables, LLC D/B/A Eclipse Renewables	$10,063.48	Eclipse Renewables, LLC D/B/A Eclipse Renewables	$101.00	9/23/2015	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106083266	Matthew Wahlgren	CA Auctioneer or Auction Company Bond Rev 3-05 (Auctioneers-Other than Livestock (935))	$20,000.00	People of the State of California	$370.00	10/23/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date	Client Name	Issuing Carrier
106083268	Mobile Mini, Inc.	Sheriff Indemnity	$15,000.00	Sherry E. Etchison and John Doe Etchison, wife and husband, individually and the marital community composed thereof	$150.00	11/3/2015	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106083277	Mobile Mini, Inc.	Mini Mobile Storage Container Serial Number AX25MZJ0683 and Mini Mobile Storage Container Serial Number AX2552J0966	$37,470.40	Blue Diamond Contracting, LLC and Arizona limited liability company d/b/a Orosco Contracting	$375.00	1/13/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106083279	Mobile Mini, Inc.	Mobile Mini vs Labelle Dodge,Chrysler, Jeep, Inc. Count I - Model 40Z 40' Premium and Tri Doors Serial #ES40VZK3339 Count II - Model 20S 20' Standard Lease Unit Serial #2955516 Count III - Suit on Off-Site Rental Agreements	$21,068.18	Labelle Dodge, Chrysler, Jeep, Inc.	$211.00	1/20/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106083280	Mobile Mini, Inc.	ALEX SOTELO and ANITA SOTELO, husband and wife; JOHN AND JANE DOES 1-10; ABC PARTNERSHIPS 1-10; DEF LIMITED LIABILITY COMPANIES 1-10; and XYZ CORPORATIONS 1-10; vs Mobile Mini, Inc. Replevin Bond	$15,123.62	Alex Sotelo and Anita Sotelo	$151.00	2/19/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106083281	Mobile Mini, Inc.	Model 20ZS 20' Standard Tri Door Serial #EX18MZI6041	$11,000.00	Cypress Community Care Center	$110.00	3/31/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106083282	Mobile Mini, Inc.	Model 16S 16' Container Serial #ES16VS2000	$10,200.00	Benito Heredia	$102.00	3/31/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date	Client Name	Issuing Carrier
106083283	Mobile Mini, Inc.	Mobile Mini, Inc. vs Retro World, LLC - Model 40ZK 40' Premium & Tri Doors Serial #ES40SZK6108	$15,000.00	Retro World, LLC	$150.00	4/21/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106083284	Mobile Mini, Inc.	Mobile Mini, Inc. vs Vision Hospitality Construction, LLC - Model 40ZS 40' Standard Tri Door Serial #LS40LZS3148, #ES40LZS3054, #ES40SZS5003 - Model 25ZJ, 25'x 10' Premium Doors on Both Ends Serial #EX25MZT6105	$62,974.00	Vision Hospitality Construction, LLC	$630.00	4/22/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106083288	Mobile Mini, Inc.	Mobile Mini vs Technic Sonido Corp.- 40'Container Serial #100420, 40' Container Serial #100526, 40' Container Serial #5015171, 40' Container Serial #4900566	$58,000.00	Technic Sonido Corp.	$580.00	4/28/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273667	Mobile Mini, Inc.	Mobile Mini vs Benefit Providers, Inc. D/B/A Benefit Providers - TX Bond for Sequestration and Replevy -Property (Judicial)- Mobile Mini Container No. JS40XZS1145	$7,500.00	Benefit Providers, Inc. d/b/a Benefit Providers	$100.00	6/11/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273668	Mobile Mini, Inc.	Mobile Mini vs Green Horizon Landcare, Inc. Container Serial #LS20LZS2286	$10,400.00	Green Horizon Landcare, Inc.	$104.00	6/15/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date	Client Name	Issuing Carrier
106273669	Mobile Mini, Inc.	Mobile Mini vs DWC Holdings, LLC and Terry Moore Model 40S6 40' Container - Highcube Serial #9852500MSG ISO #TTNU9852500	$10,240.00	DWC Holdings, LLC and Terry Moore	$102.00	6/15/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273672	MOBILE MINI, INC., a Delaware corporation	Replevin Bond - Mobile Mini vs WADE NEWNUM and JANE DOE NEWNUM, husband and wife; JOHN AND JANE DOES 1-10; ABC PARTNERSHI[PS 1-10; DEF LIMITED LIABILITY COMPANIES and XYZ CORPORATIONS - Storage Container Serial Number AH40-LZK-0460	$15,000.00	WADE NEWNUM and JANE DOE NEWNUM, husband and wife; JOHN AND JANE DOES 1-10; ABC PARTNERSHI[PS 1-10; DEF LIMITED LIABILITY COMPANIES and XYZ CORPORATIONS	$150.00	7/8/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273673	Mobile Mini, Inc.	Mobile Mini vs AIR PARTS MANUFACTURING CO., D/B/A AIR PARTS MAUNFACTURING - One (1) Standard Tri Door storage unit Mobile Mini Container No. JS40XZK0010.	$8,250.00	Air Parts Manufacturing Co., d/b/a Air Parts Manufacturing	$100.00	7/20/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273674	Mobile Mini, Inc.	Mobile Mini, Inc. vs Renewable Environmental Solutions, L.L.C., a limited liability company - Replevin Bond	$61,096.62	Renewable Environmental Solutions, L.L.C., a limited liability company	$611.00	8/17/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273675	Mobile Mini, Inc.	Chapter 1310 City of Chillicothe Codified Ordinances Compliance Bond	$15,000.00	City of Chillicothe Building Department	$150.00	9/1/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273676	Mobile Mini, Inc.	Mobile Mini vs Kathy Weaver and Larry Walraven - Model 20ZS 20' Standard Tri Door Serial #ES20VZS9205	$10,200.00	Kathy Weaver and Larry Walraven	$102.00	9/10/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273677	Mobile Mini, Inc.	Mobile Mini vs Gotcha Covered Marine and Hydraulics of S.W. Fla, LLC Replevin Bond	$23,241.56	Gotcha Covered Marine and Hydraulics of S.W. Fla, LLC	$232.00	10/29/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date	Client Name	Issuing Carrier
106273678	Mobile Mini, Inc.	TX Sequestration Bond (Sequestration Bond - Plaintiff's)	$17,000.00	Triple C Recycling, Inc.	$170.00	11/3/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273679	Mobile Mini, Inc.	TX Sequestration Bond (Sequestration Bond - Plaintiff's) Mobile Mini vs William Dorsey - One 40" Mobile Mini Container No. 4253011_SB	$5,000.00	William Dorsey	$100.00	11/10/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273681	Mobile Mini, Inc.	TX Sequestration Bond (Sequestration Bond - Plaintiff's)	$4,091.68	Shayshon Adams D/B/A New Image Collision Center	$100.00	11/23/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273682	Mobile Mini, Inc.	TX Sequestration Bond (Sequestration Bond - Plaintiff's)	$7,500.00	Circle W Ranches	$100.00	11/23/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273683	Mobile Mini, Inc.	Sequestration Bond (Sequestration Bond - Plaintiff's)	$5,000.00	Frederick Franklin A/K/A Frederick Franklin III	$100.00	11/24/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273684	Mobile Mini, Inc.	TX Sequestration Bond (Sequestration Bond - Plaintiff's)	$200.00	Gilberto Rios D/B/A Royalty	$100.00	12/1/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
106273685	Mobile Mini, Inc.	TX Sequestration Bond (Sequestration Bond - Plaintiff's)	$100.00	Fortified Stucco & Masonry LLC	$100.00	12/9/2016	Mobile Mini, Inc.	Travelers Casualty and Surety Company of America
69616291	Mobile Storage Group, Inc.	Motor Vehicle Dealer Bond	$50,000.00	State of Tennessee, Motor Vehicle Commission	$595.00	9/30/2016	Mobile Mini, Inc.	Western Surety Company
929260871	Mobile Mini, Inc.	Excess Weight Permit Bond	$5,000.00	Commonwealth of Pennsylvania, Dept. of Transportation	$100.00	9/16/2016	Mobile Mini, Inc.	Western Surety Company
LSM0382777	Debora A. Enyeart	Az Notary	$35,000.00	State of Arizona Secretary of State	$100.00	4/14/2016	Mobile Mini, Inc.	RLI Insurance Company
LSM0423831	Alicia Guzman	AZ Notary	$35,000.00	State of Arizona Secretary of State	$100.00	7/11/2016	Mobile Mini, Inc.	RLI Insurance Company

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date	Client Name	Issuing Carrier
LSM0539623	Colleen C. Ackley	AZ Notary	$35,000.00	State of Arizona - Secretary of State	$100.00	12/4/2017	Mobile Mini, Inc.	RLI Insurance Company
LSM0557084	Janet L. Pullen	$5K AZ Notary Bond & $30K E/O	$35,000.00	State of Arizona Secretary of State	$100.00	1/16/2018	Mobile Mini, Inc.	RLI Insurance Company
LSM0557087	Stephanie Figueroa	$5K AZ Notary Bond & $30K E/O	$35,000.00	State of Arizona Secretary of State	$100.00	1/16/2018	Mobile Mini, Inc.	RLI Insurance Company
LSM0564083	Amanda K. Snyder (formerly Jastram)	$5K AZ Notary Bond & $30K E/O	$35,000.00	State of Arizona Secretary of State	$100.00	2/24/2018	Mobile Mini, Inc.	RLI Insurance Company
LSM0578282	Shirley A. Pullen	$5K AZ Notary Bond/$30K E&O Policy	$35,000.00	State of Arizona	$100.00	6/8/2018	Mobile Mini, Inc.	RLI Insurance Company
LSM0646831	Jessica Flores	$5K AZ Notary Bond & $30K E/O	$35,000.00	State of Arizona	$100.00	6/30/2018	Mobile Mini, Inc.	RLI Insurance Company
LSM0718862	Jill Thomas	$5K AZ Notary Bond & $30K Notary E&O Policy	$35,000.00	State of Arizona	$100.00	4/5/2019	Mobile Mini, Inc.	RLI Insurance Company
LSM0748432	Roseann Roberts	$5K AZ Notary Bond & $30K Notary E&O Policy	$35,000.00	State of Arizona	$100.00	6/5/2019	Mobile Mini, Inc.	RLI Insurance Company
LSM0748434	Cynthia K. Barber	$5K AZ Notary Bond & $30K Notary E&O Policy	$35,000.00	State of Arizona	$100.00	6/5/2019	Mobile Mini, Inc.	RLI Insurance Company

Schedule 8.18

Restrictions

Title of Contract	Identity of Parties	Nature of Restrictions	Maturity
7.875% Senior Notes ($200,000,000)	Mobile Mini, Inc.	Various negative covenants	12/1/2020

Schedule 8.19

Litigation

None.

Schedule 8.21

Leases

Real Property Leases:

Lessee	Lessor	Property Address	City	State
Mobile Mini, Inc.	Castleway Properties, LLC	10 Industrial Highway	Lester	PA
Mobile Mini, Inc.	HWK Investments	1015 Old Trail Road	Etters	PA
Mobile Mini, Inc.	Epperly Family Limited Partnership	10304 Cogdill Road	Knoxville	TN
Mobile Mini, Inc.	Cascada Holdings, LLC	10394 East 48th Ave.	Denver	CO
Mobile Mini, Inc.	L & N Properties, Inc.	1055 C Southern Road	Morrow	GA
Mobile Mini, Inc.	1075 Buffalo Road LLC	1075 Buffalo Rd	Rochester	NY
Mobile Mini, Inc.	A-1 Wrecker	108 San Jacinto Lane	Bryan	TX
Mobile Mini, Inc.	Roger Stebbins & Joe Kendrick	11020 Hwy 69 N	Tyler	TX
Mobile Mini, Inc.	Mary Franks	11042 Southwest US Highway 287	Rhome	TX
Mobile Mini, Inc.	Tri-Star Property Group LLC	116 Ipsco Road	Decatur	AL
Mobile Mini, Inc.	William Mattern	11614 Boggy Creek Rd	Orlando	FL
Mobile Mini, Inc.	The Churchill Group, Inc.	11622 Boggy Creek Rd	Orlando	FL
Mobile Mini, Inc.	R.E. Orion, LLC	11931 Trans Park Drive	El Paso	TX
Mobile Mini, Inc.	KNA Partners	12000 Hirsch Rd	Houston	TX
Mobile Mini, Inc.	Jim M. Phillips	12044 E Pine St	Tulsa	OK
Mobile Mini, Inc.	Witchduck Real Property, Inc.	122 Mac Street	Virginia Beach	VA
Mobile Mini, Inc.	Parks Limited, Inc.	12300 Stagebarn Trail	Blackhawk	SD
Mobile Mini, Inc.	Crosthwaite Circle, LLC	12345 Crosthwaite Circle	Poway	CA
Mobile Mini, Inc.	Kurk Petroulas	125 Manley Street	West Bridgewater	MA
Mobile Mini, Inc.	Epperly Family LP	1258 Topside Road	Alcoa	TN
Mobile Mini, Inc.	J.R. Bramlett / Airline Towing Inc.	12658 S Winchester	Calumet Park	IL
Mobile Mini, Inc.	Kevin & Jennifer Groman	12700 West County Road 100	Midland	TX
Mobile Mini, Inc.	PV Realty LLC	12905 NW 32nd Ave	Opa Locka	FL
Mobile Mini, Inc.	Joe & Lisa Carroll	12921 Case Road SW	Olympia	WA
Mobile Mini, Inc.	Eagle Furniture and Sam Greenwood	1297 Boyd Farris Road	Cookville	TN
Mobile Mini, Inc.	Ace Disposal, Inc.	135 South 1200 West	Lindon	UT
Mobile Mini, Inc.	Flach Properties, LLC	1353 Indian Field Road, Route 32	Feura Bush	NY
Mobile Mini, Inc.	MRL-24	13546 Bassett Lane NW	Williston	ND
Mobile Mini, Inc.	Anderson Towing Service, Inc.	1388 Glendale Ave	Sparks	NV
Mobile Mini, Inc.	Gilman Lumber Company, Inc.	14027 Washington Hwy	Ashland	VA
Mobile Mini, Inc.	Garco Leasing LLC	14120 South Meridian	Oklahoma City	OK
Mobile Mini, Inc.	Diamond Sloan, LLC	14425 Arville Street	Las Vegas	NV
Mobile Mini, Inc.	Bennett Truck Transport, LLC	1444 S Willow Avenue	Rialto	CA
Mobile Mini, Inc.	3 & 2 Enterprises	1485 W Glenn	Tucson	AZ
Mobile Mini, Inc.	I-ACR (formerly Sean Tilley)	1550 W Freeway	Vidor	TX
Mobile Mini, Inc.	1600 Osgood Street, LLC	1600 Osgood Street	North Andover	MA

Lessee	Lessor	Property Address	City	State
Mobile Mini, Inc.	T & J Wallace Enterprises, LLC	1621 23rd Street South	Moorhead	MN
Mobile Mini, Inc.	Rafael & Frances Sandoval	16351 S. McKinley Avenue	Lathrop	CA
Mobile Mini, Inc.	Flex Industrial Corp.	16590 Gator Road	Fort Myers	FL
Mobile Mini, Inc.	Freeman Investment, LLC (Chas Hawkins)	1700 Nolensville Pike	Nashville	TN
Mobile Mini, Inc.	Wetlands Creation Inc.	17200 177th Avenue SE	Monroe	WA
Mobile Mini, Inc.	Walker Construction Co, Inc	1742 Transport Lane	Knoxville	TN
Mobile Mini, Inc.	Interstate Logistic Park, LLC	175 Lynes Ave. (Container) Rd	Savannah	GA
Mobile Mini, Inc.	Sidney A. Jacobsen	1770 Benchmark Ave	Fort Myers	FL
Mobile Mini, Inc.	Addison Ventura, LLC	1794 Lirio Ave	Saticoy	CA
Mobile Mini, Inc.	Bielec Properties, Inc.	18001 E Euclid	Spokane Valley	WA
Mobile Mini, Inc.	Ron & Clare Carrillo	18780 IH 35 N	Schertz	TX
Mobile Mini, Inc.	Gene & Cymantha Foshee	192 Piper Lane, Suite A	Alabaster	AL
Mobile Mini, Inc.	Glen-Gery Corporation	1960 Weaverville Road	Allentown	PA
Mobile Mini, Inc.	Chippewa Lakes, LLC	200 Telegraph Road	Prichard	AL
Mobile Mini, Inc.	Bob Zadina Trucking, Inc.	2010 Stonehurst Ave	Rialto	CA
Mobile Mini, Inc.	Kopetsky Family LLC	2104 W Epler Avenue	Indianapolis	IN
Mobile Mini, Inc.	POR-MKR Real Estate, LLC	21044 Chippendale Court	Farmington	MN
Mobile Mini, Inc.	Epperly Family LP	2123 Storage Street	Chattanooga	TN
Mobile Mini, Inc.	Southern Landmark Development	220 Piper Lane	Alabaster	AL
Mobile Mini, Inc.	Sage Industrial Properties No.1, LLC	2201 S. 27th Avenue	Phoenix	AZ
Mobile Mini, Inc.	PDC Land and Cattle, Ltd.	2211 County Road 111	Georgetown	TX
Mobile Mini, Inc.	V-PEG, LLC	2222 Oriskany Street	Utica	NY
Mobile Mini, Inc.	Rizzo Properties L.L.C.	22445 Groesbeck Highway	Warren	MI
Mobile Mini, Inc.	Pike Industries, Inc.	225 Websterville Road	Websterville	VT
Mobile Mini, Inc.	GJ Thrash	2326 US Highway 80	Pearl	MS
Mobile Mini, Inc.	HTS Realty, L.L.C.	2367 East Robinson Avenue	Springdale	AR
Mobile Mini, Inc.	Harris Realty Company LLC	2400 Roosevelt Ave.	South Plainfield	NJ
Mobile Mini, Inc.	RT 303 Storage, LLC	2601 Center Road	Hinckley	OH
Mobile Mini, Inc.	Prologis, L.P. (formerly Mobile Mini Systems, Inc.)	2660 N Locust Ave	Rialto	CA
Mobile Mini, Inc.	UPS Ground Freight, Inc., dba UPS Freight	2660 N Locust Ave (Back Lot)	Rialto	CA
Mobile Mini, Inc.	Dixie Transport	2673 US HWY 41	Calhoun	GA
Mobile Mini, Inc.	Sam Beavers	2699 Waterlevel Highway	Cleveland	TN
Mobile Mini, Inc.	Parks Limited, Inc.	27083 Sundowner Ave	Tea	SD
Mobile Mini, Inc.	V.C. Properties, Inc.	2710 Millers Lane	Louisville	KY
Mobile Mini, Inc.	HJH, LLC	2727 N Flowering Wells	Tucson	AZ
Mobile Mini, Inc.	CR 170 Grimes, LP	2851 South A.W. Grimes	Round Rock	TX
Mobile Mini, Inc.	Jenwill & Associates	2888 North Mead	Wichita	KS
Mobile Mini, Inc.	Best California Gas, Ltd.	2904 N Locust Ave	Rialto	CA
Mobile Mini, Inc.	East Constitution Plant, LLC	2905 Capital Drive	Colorado Springs	CO
Mobile Mini, Inc.	Atlantic Coast Investments, LLC	3 Palmetto Court	Gaston	SC
Mobile Mini, Inc.	Leik Incorporated	30 Old Brickyard Road	Fletcher	NC

Lessee	Lessor	Property Address	City	State
Mobile Mini, Inc.	Atlantic Coast Investments, LLC	3032 Caterpillar Lane	Florence	SC
Mobile Mini, Inc.	Richard & Melanie Knowles	3106 17th Street East	Palmetto	FL
Mobile Mini, Inc.	M2M Properties (formerly TJS, LLC)	3120 Hollins Rd	Roanoke	VA
Mobile Mini, Inc.	KEEVMO, LLC	3213 Gibson Street	Bakersfield	CA
Mobile Mini, Inc.	Ralph Road, LLC	340 W Ralph Road	El Centro	CA
Mobile Mini, Inc.	Rober F Etzel Living Trust	3507 Grant Street South	Bondurant	IA
Mobile Mini, Inc.	Randy's Towing	353 Malaga Alcoa Highway	Wenatchee	WA
Mobile Mini, Inc.	S & K Interstate Properties (formerlyDodd & Freeman)	361 Highway 183	Piedmont	SC
Mobile Mini, Inc.	Kathryn D. Gaines	3703 Gillespie Street	Fayetteville	NC
Mobile Mini, Inc.	Jamcar Partners Limited	3711 Oates Rd	Houston	TX
Mobile Mini, Inc.	David & Laura Stephens	3902 Esplanade	Chico	CA
Mobile Mini, Inc.	Cleastor Lane LLC	39039 Cleastor Lane	Prairieville	LA
Mobile Mini, Inc.	Kaw Development LLC	3945 Raytown Road	Kansas City	MO
Mobile Mini, Inc.	Albert Vallerie Jr.	40 Sullivan Road	Milford	CT
Mobile Mini, Inc.	Stephen & Barbara Baseman	4004 S. 50th Street	Tampa	FL
Mobile Mini, Inc.	J.T.F.P., LP	4006 N Broadway	St. Louis	MO
Mobile Mini, Inc.	VNJ Properties, LLC	4020 S US Hwy 41	Tampa	FL
Mobile Mini, Inc.	Dale & Carol Spooner	42207 Third Street East	Lancaster	CA
Mobile Mini, Inc.	O'Malley Mulch, Inc.	4254 N Point Rd, Suite A1	Baltimore	MD
Mobile Mini, Inc.	JFL 301, LLC	4311 U.S. Hwy 301 North	Tampa	FL
Mobile Mini, Inc.	Monroe Street Partners LLC	43850 Monroe Street	Indio	CA
Mobile Mini, Inc.	4400 Dixie Highway, LLC	4400 Dixie Highway	Fairfield	OH
Mobile Mini, Inc.	Loop Eight, LLC (formerly Pierre & Carolyn Goria)	4444 Burlington Road	Greensboro	NC
Mobile Mini, Inc.	Sunnyvale Lumber, Inc.	44580 Old Warm Springs Boulevard	Fremont	CA
Mobile Mini, Inc.	Joe and Steve Partnership, LLC	4506 S. 52nd Street	Omaha	NE
Mobile Mini, Inc.	JHTK, LLC	4545 NE 14th Street	Des Moines	IA
Mobile Mini, Inc.	Lyle Rudolph & Nancy Rudolph	4601 Femrite Drive	Madison	WI
Mobile Mini, Inc.	PCC Gateway, LLC	4646 E Van Buren Street	Phoenix	AZ
Mobile Mini, Inc.	A.L Hearon Contracting LLC	4659 Shallowford Road	Chattanooga	TN
Mobile Mini, Inc.	Shiloh Road, LLC	470 Caletti Ave	Windsor	CA
Mobile Mini, Inc.	L and S Trailers & Supply, LLC	4720 SE US Hwy 301	Hawthorne	FL
Mobile Mini, Inc.	Dakota Cable Solutions, Inc.	4754 Sturgis Road	Rapid City	SD
Mobile Mini, Inc.	Assure Parking, LLC	4800 Malone Road	Memphis	TN
Mobile Mini, Inc.	Gibney Leasing Corporation of Florida	500 Rock Road North	Fort Pierce	FL
Mobile Mini, Inc.	JWJ Investments	5001 West Bethany Road	North Little Rock	AR
Mobile Mini, Inc.	Clark Burge	510 National Avenue	Augusta	GA
Mobile Mini, Inc.	Gregory G. Schaal	5223 S 9th Street	Milwaukee	WI
Mobile Mini, Inc.	Crow's Auto Service, Inc.	5289 Northwest Beaver Drive	Johnston	IA
Mobile Mini, Inc.	Raymond R. Weigel (payee: Triad Investments LLC)	5300 Eudora	Commerce City	CO
Mobile Mini, Inc.	Elizabeth Ann Staadt Trust	5314 Old Maumee Road	Fort Wayne	IN

Lessee	Lessor	Property Address	City	State
Mobile Mini, Inc.	John & Ana Ayala dba Ayala Properties	5328 Edith Blvd. NE	Albuquerque	NM
Mobile Mini, Inc.	Coastal Realty Company	5600 Holly Shelter Road	Castle Hayne	NC
Mobile Mini, Inc.	Bartow Municipal Airport Dev. Authority	575 Beechcraft Street	Bartow	FL
Mobile Mini, Inc.	Bergeron Park of Commerce - North Family LP	5900 SW 202nd Ave.	Pembroke Pines	FL
Mobile Mini, Inc.	Wynn Investments, LLC	5940 NE Cully Blvd	Portland	OR
Mobile Mini, Inc.	The Churchill Group, Inc.	6000 Hartford Street	Tampa	FL
Mobile Mini, Inc.	Weldon Center LLC	6024 Weldon Spring Parkway	Weldon Spring	MO
Mobile Mini, Inc.	J.H. Property Management, Inc.	6052 N. Main Street	Acworth	GA
Mobile Mini, Inc.	Larry E. Kling	607 Barger Lane	Nampa	ID
Mobile Mini, Inc.	Car-mine LLC Series I	6070 N Hollywood Blvd	Las Vegas	NV
Mobile Mini, Inc.	St. Tammany Avenue, L.L.C.	61000 St. Tammany Avenue	Slidell	LA
Mobile Mini, Inc.	Morton Mineral, Inc.	6152 New Bern Highway	Maysville	NC
Mobile Mini, Inc.	Steeple Square Court Associates, LLC	618 Three Sisters Road	Knightdale	NC
Mobile Mini, Inc.	McPherson Road, LLC	6209 McPherson Road	Laredo	TX
Mobile Mini, Inc.	Underdog Towing	625 5th Street	Prescott	AZ
Mobile Mini, Inc.	CTC Enterprises (USA Towing)	637 Abbott Street	Salinas	CA
Mobile Mini, Inc.	21 North Washington Street	6408 Collamer Road	East Syracuse	NY
Mobile Mini, Inc.	Edwin and Patricia Boyer	6731 Linwood Avenue	Shreveport	LA
Mobile Mini, Inc.	CRC Machinery Inc.	6915 North Camino Martin	Tucson	AZ
Mobile Mini, Inc.	DHF Properties, LLC	7121 Statesville Road	Charlotte	NC
Mobile Mini, Inc.	J & R Properties, LLC	7126 Bryhawke Circle	North Charleston	SC
Mobile Mini, Inc.	Rodenbury Investments Ltd	73 Browns Line	Toronto	ON
Mobile Mini, Inc.	Bald Eagel Erectors, Inc (formerly Diamond Dirt LLC)	7309 Lake Drive	Lino Lakes	MN
Mobile Mini, Inc.	Eavy & Fannie Hopkins	735 Fox Industrial Road	Lexington	KY
Mobile Mini, Inc.	Alan Shufelberger	7400 Highway 273	Redding	CA
Mobile Mini, Inc.	Joe & Lisa Carroll	7579 West Tennessee St	Tallahassee	FL
Mobile Mini, Inc.	SSMA, LLC	7750 Wellingford Drive	Manassas	VA
Mobile Mini, Inc.	Zulmira Morais Family Partnership, L.P.	7751 Wellingford Drive	Manassas	VA
Mobile Mini, Inc.	Puertos Los Caballeros LLC	7934 Bearden Drive	Corpus Christi	TX
Mobile Mini, Inc.	Sea Side Storage	8109 Highway 77	Sinton	TX
Mobile Mini, Inc.	Hensler Family Trust	8160 Junipero St	Sacramento	CA
Mobile Mini, Inc.	Weber Holdings - Buckeye, LLC	871 Buckeye Park Road	Columbus	OH
Mobile Mini, Inc.	Terhaar & Cronley Property Company	8791 Paul Starr Drive	Pensacola	FL
Mobile Mini, Inc.	ConGlobal Industries Real Estate, Inc.	8825 Moncrief/Dinsmore Road	Jacksonville	FL
Mobile Mini, Inc.	Joe D. Enterprises LTD	899 Lincoln Ave	Bohemia	NY
Mobile Mini, Inc.	RayMar Realty, LLC	911 South Street,	Suffield	CT
Mobile Mini, Inc.	L.W. Miller, LLC	94 North 400 West	North Salt Lake	UT
Mobile Mini, Inc.	95 Hopkins Street, LLC	95 Hopkins Street	Buffalo	NY
Mobile Mini, Inc.	High Rustler (formerly Terminal)	95 North 700 West, Ste E	North Salt Lake	UT
Mobile Mini, Inc.	Allen Stephenson	9800 West Expressway 83	Harlingen	TX

Lessee	Lessor	Property Address	City	State
Mobile Mini, Inc.	Charles E. Guest	981 Steen Road	Bridgeville	PA
Mobile Mini, Inc.	Clay County Port, Inc. dba Reynolds Industrial Park	989 Worthington Ave	Green Cove Springs	FL
Mobile Mini, Inc.	JKD Properties, LLC	991 McEntire Lane NW	Decatur	AL
Mobile Mini, Inc.	FAAN, LTD	Great Lakes Way	Hinckley	OH
Mobile Mini UK Limited	Bowesfield Investment Limited	28 Falcon Court	Stockton-On-Trees	UK
Mobile Mini UK Limited	CT Engineering (Scotland) Limited	3 Hornock Road	Coatbridge, Lanarkshire	UK
Mobile Mini UK Limited	Feabrex Limited	Albion Parade	Gravesend	UK
Mobile Mini UK Limited	Bees Finance Corporation Limited	Bakers Wharf	Marchwood	Uk
Mobile Mini UK Limited	Robert and Florence Edgar and WM Pensions Trustees Services Limited	Barras Lane Industrial Estate	Dalston, Cumbria	UK
Mobile Mini UK Limited	Hilderstone Hall (Investments) Limited	Brickyard Road	Aldridge, West Midlands	UK
Mobile Mini UK Limited	Shell Chemicals U.K. Limited	Carrington Business Park	Carrington, Manchester	UK
Mobile Mini UK Limited	Humberside Sea & Land Services, Spurn House, Immingham Dock, Immingham	Lancaster Approach	North Killingholme, Humberside	UK
Mobile Mini UK Limited	D.C.T. Developments Limited	Moss Bank House	Newmillerdam, Wakefield	UK
Mobile Mini UK Limited	Clerical Medical Investment Group Limited	North Road	Bridgend	UK
Mobile Mini UK Limited	Saint Gobain Pipelines Plc	Off Littlewell Lane	Ilkeston	UK
Mobile Mini UK Limited	Shirewell Developments Limited	Old British Coal Transport Depot	Houghton-Le-Spring	UK
Mobile Mini UK Limited	St. Modwen Developments Limited	Plot 1. Former Ford Site	South Ockendon	UK
Mobile Mini UK Limited	Valedown Limited	Stagg Lane Triumph Trading Park	Liverpool, Merseyside	UK
Mobile Mini UK Limited	PD Teesport	Teesport Commerce Park	South Bank, Middlesbrough	UK
Mobile Mini UK Limited	The Bristol Port Company	Units 03/04 Greensplott Road	Chitteningham Trading Estate, Avonmouth	UK
Mobile Mini UK Limited	Firmin Coates Limited	Woodham Industrial Park	Woodham, Aylesbury, Bucks	UK
Mobile Mini Canada ULC	City of Calgary (formerly ENMAX Power Corp.)	4000 11 Street SE	Calgary	AB
Mobile Mini Canada ULC	Big Red Express Ltd	47 Technology Way SE	Calgary	AB
Mobile Mini Canada ULC	1351725 Alberta Ltd.	7717 84th Street SE	Calgary	AB
Water Movers, Inc.	Kome Enterprises LLC	1040 West 2100 South	Salt Lake City	UT
Water Movers, Inc.	Over 85 LLC	1760 South Pearl Street	Salt Lake City	UT
Water Movers, Inc.	AMJ Investments LLC	1800 S 3rd Street	St. Louis	MO
Water Movers, Inc.	GJK,, LLC	250 West 53rd North Street	Park City	KS

Lessee	Lessor	Property Address	City	State
Water Movers, Inc.	Charles Huff	2615 North Eastgate Ave	Springfield	MO
Water Movers, Inc.	Betsy and John P Joyce	2809 North Cassie's Place	Safford	AZ
Water Movers, Inc.	Randum Properties LLC	30 North 56th Street	Phoenix	AZ
Water Movers, Inc.	Randum Properties LLC	311 West Utah Avenue	Las Vegas	NV
Water Movers, Inc.	Cogent Inc. d.b.a. Less Matthews Equipment Inc.	318 Broadway	Kansas City	MO
Evergreen Tank Solutions Inc.	Resources Enterprises Inc	12912 Highway 191	Midland	TX
Evergreen Tank Solutions Inc.	Pecos Industrial Park, LLC	1389 Oilfield Road	Pecos	TX
Evergreen Tank Solutions Inc.	Moreaux Properties Inc.	1551 Airport Drive	Shreveport	LA
Evergreen Tank Solutions Inc.	Cole Camino LTD	16441 Space Center Blvd Ste D-2	Houston	TX
Evergreen Tank Solutions Inc.	Solid Rock Commercial Properties	1833 Suntide Road	Corpus Christi	TX
Evergreen Tank Solutions Inc.	Brimstone Rental	191 Production Drive	Sulphur	LA
Evergreen Tank Solutions Inc.	Sprint Industrial Services	2101 Lee Drive	Baytown	TX
Evergreen Tank Solutions Inc.	David A Pfiel	2460 FM 3084	Port Lavaca	TX
Evergreen Tank Solutions Inc.	Sunset Drive LLC	25896 S Sunset Drive	Monee	IL
Evergreen Tank Solutions Inc.	Jim Farris	2800 Decker Drive	Baytown	TX
Evergreen Tank Solutions Inc.	E-1 of Shreveport LLC	313 Highway 80	Haughton	LA
Evergreen Tank Solutions Inc.	Borries Holdings, LLC	3900 Highway 30	St Gabriel	LA
Evergreen Tank Solutions Inc.	Bill Godsey	407 Woodlawn	Kilgore	TX
Evergreen Tank Solutions Inc.	Richard Horton	4192 Crosstowne Court	Evans	GA
Evergreen Tank Solutions Inc.	Champion Rentals / James E Horsley	425 W Plantation	Clute	TX
Evergreen Tank Solutions Inc.	347 Partners, LTD.	5475 N Twin City Highway	Nederland	TX
Evergreen Tank Solutions Inc.	MPK LLC	56801-10 Industrial Pkwy N	Mobile	AL
Evergreen Tank Solutions Inc.	James Route Jr. LLC	8324 Route 414	Liberty	PA
Evergreen Tank Solutions Inc.	Mitcheltree Bros. Lumber & Logging	8417 Mercer Street	Pulaski	PA
Evergreen Tank Solutions Inc.	Ronnie & Thomas Pickens (dba Valley Feed Serv.)	991 McEntire NW	Decatur	AL

Operating Leases:

Lessee	Lessor	Property Covered	Lease Type
Mobile Mini, Inc.	Bank of America Note# 40894-11500-021	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-022	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-025	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-026	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-034	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-035	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-036	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-037	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-038	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-039	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-040	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-042	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-043	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-044	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-045	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-046	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-047	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-048	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-049	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-050	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-051	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-052	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini UK Limited	BOS secondary	Truck	Operating Lease
Mobile Mini UK Limited	Capital Asset finance	Copier	Operating Lease
Mobile Mini UK Limited	GE Capital Equipment Solutions	Forklifts	Operating Lease
Mobile Mini UK Limited	ING Lease (UK) limited	Other	Operating Lease
Mobile Mini UK Limited	Lex Vehicle Leasing	Cars and vans	Operating Lease
Mobile Mini UK Limited	Neopost Finance Limited	Other	Operating Lease
Mobile Mini UK Limited	Pitney Bowes Finance PLC	Other	Operating Lease
Mobile Mini UK Limited	Siemens	Other	Operating Lease
Mobile Mini UK Limited	Technocopy	Copier	Operating Lease

Schedule 8.23

ERISA Plans

Mobile Mini, Inc. and its Subsidiaries have no pension plans; Mobile Mini, Inc. has the following Plans for its employees and employees of its Subsidiaries:

•	Mobile Mini, Inc. Profit Sharing Plan and Trust, Plan Number 001
•	Mobile Mini, Inc. Benefit Plan, Plan Number 501

No Subsidiary maintains a separate benefit plan for its employees.

Schedule 8.24

Business Relationships

None.

Schedule 8.30

Continuing Indebtedness

Borrower	Lender	Debt Instrument	Amount ($) As of 12/15/2015	Maturity
Mobile Mini, Inc	Various	7.875% Senior Notes (200,000,000)	200,000,000	12/1/2020
Various	Various	Purchase Money Liens and Leases permitted by Section 10.05(d) of the Credit Agreement	38,683,384	Various

Schedule 8.31

Insurance

Mobile Mini, Inc.:

See attached Schedule of Insurance.

Mobile Mini UK Limited:

See attached UK Schedule of Insurance.

SCHEDULE OF INSURANCE	24-Nov-15

CLIENT NAME:  MOBILE MINI, INC.

Type of Ins.	Exp. Date	Policy No.	Insurance Co.	Broker	Premium (USD)	Limits Ded	Coverage/Deductible
Auto	10/1/2016	[***]	Hartford	Sterling & Sterling	[***]	[***]	☐ Combined Single Limit
						[***]	☐ Medical Pay - Per Person
Policy Code:	[***]					[***]	☐ Deductible Includes ALAE
☐ PHYSICAL DAMAGE
						[***]	☐ Medical Payments - Per Person
						[***]	☐ APD SIR including ALAE

Comments	Policy [***] [***]

Auto - Canada - Liability	10/1/2016	[***]	Hartford	Sterling & Sterling	[***]	[***]	☐ Combined Single Limit - Per Ontaria & Per Alberta
☐ Physical Damage
Policy Code:	[***]					[***]	☐ APD SIR Includes ALAE
						[***]	Liability Deductible

Comments	Policy
[***]

Boiler & Machinery	11/10/2016	[***]	C N A	AmWins	[***]	[***]	☐ TIV
						[***]	☐ Property Damage
Policy Code:	[***]					[***]	☐ BI/EE & Ordinary Payroll
						[***]	☐ Expediting Expense
						[***]	☐ Hazardous Substances
						[***]	☐ Electronic Data & Media (PD & BI)
						[***]	☐ Ordiance or Law
						[***]	☐ Contingent BI - Direct Suppliers Only
						[***]	☐ Limited Coverage for Fungus, Dry Rot, Wet Rot or Bacteria
						[***]	☐ Utility Interruption
						[***]	☐ Consequential Loss
						[***]	☐ Ammonia Contamination
						[***]	☐ Water Damage
						[***]	☐ Extended Period of Restoration
						[***]	☐ Newly Acquired Locations - PD & BI
☐ DEDUCTIBLES
						[***]	☐ Equipment Breakdwon
						[***]	☐ BI / EE
						[***]	☐ Contingent BI
						[***]	☐ Service Interruption

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE OF INSURANCE	24-Nov-15

CLIENT NAME:  MOBILE MINI, INC.

Type of Ins.	Exp. Date	Policy No.	Insurance Co.	Broker	Premium (USD)	Limits Ded	Coverage/Deductible

Comments	Binder	Includes ETS
Crime	10/1/2016	[***]	Travelers	Willis	[***]	[***]	☐ Employee Theft
						[***]	☐ ERISA Theft
Policy Code:	[***]					[***]	☐ Forgery & Alteration
						[***]	☐ On Premises Theft
						[***]	☐ In Transit Theft
						[***]	☐ Money Orders & Counterfeit
						[***]	☐ Computer Fraud
						[***]	☐ Computer Program & EDR
						[***]	☐ Funds Transfer Fraud
						[***]	☐ Personal Accounts Protection
						[***]	☐ Claim Expense
☐ DEDUCTIBLES
						[***]	☐ ERISA
						[***]	☐ Claim Expense
						[***]	☐ Money Orders & Counterfeit Money
						[***]	☐ Data Restoration Expense
						[***]	☐ Personal Accounts Forgery or Alteration
						[***]	☐ All Other Perils

Comments	Binder
Cyber Liability	10/1/201	[***]	Travelers	Willis	[***]	[***]	☐ Policy Aggregate
						[***]	☐ Network and Information Security
Policy Code:	[***]					[***]	☐ Regulatory Defense Expenses
						[***]	☐ Crisis Management Event Expenses
						[***]	☐ Security Breench Notification Expenses
						[***]	☐ E-Commerce Extortion
						[***]	☐ Business Interruption and Additional Expenses
☐ RETENTION
						[***]	☐ Each Claim Agreement A & B
						[***]	☐ Each Regulatory Claim - Agreement C

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE OF INSURANCE	24-Nov-15

CLIENT NAME:  MOBILE MINI, INC.

Type of Ins.	Exp. Date	Policy No.	Insurance Co.	Broker	Premium (USD)	Limits Ded	Coverage/Deductible
Comments	Policy Effective 1/9/15 - 9-Month Policy
D&O	8/1/2016	[***]	Berkley	Woodruff- Sawyer	[***]	[***]	☐ Per Claim
						[***]	☐ Aggregate
Policy Code:	[***]					[***]	☐ Shareholder Derivative Demand - Inv. Costs
						[***]	☐ Coverage A - Insured Persons Retention
						[***]	☐ Coverage B - Corp. Indemnification Other than Security Claims
						[***]	☐ Coverage B - Corporate Indemnification Securities Claims
						[***]	☐ Coverage C - Corporate Securities Claims

Comments	Binder
D&O - Excess Side A DIC	8/1/2016	[***]	AIG	ARC Excess & Surplus	[***]	[***]	☐ Side A DIC X $25,000,000
Policy Code:	[***]					[***]	☐ Continuity Date

Comments	Binder
D&O/E&O - XS 1st Layer	8/1/2016	[***]	Chubb	ARC Excess & Surplus	[***]	[***]	☐ Excess $10,000,000
Policy Code:	[***]					[***]	☐ Continuity Date

Comments	Binder
D&O/E&O - XS 2nd Layer	8/1/2016	[***]	QBE	ARC Excess & Surplus	[***]	[***]	☐ Excess $20,000,000
Policy Code:	[***]					[***]	☐ Continuity Date

Comments	Binder
Fiduciary	10/1/2016	[***]	US Specialty	AMWINS Brokerage of NJ	[***]	[***]	☐ Fiduciary Liability - Aggregate
Policy Code:	[***]						☐ Retention
						[***]	☐ Deductible
☐ Retro Date - 8/1/04

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE OF INSURANCE	24-Nov-15

CLIENT NAME:  MOBILE MINI, INC.

Type of Ins.	Exp. Date	Policy No.	Insurance Co.	Broker	Premium (USD)	Limits Ded	Coverage/Deductible
Comments	Policy Premium Includes TRIA Extended Rep. Period - 1 year 75% per AmWins
General Liability	10/1/2016	[***]	Ironshore	Sterling & Sterling	[***]	[***]	☐ Per Occurrence
						[***]	☐ Products/Completed Operations
Policy Code:	[***]					[***]	☐ General Aggregate - Per Location
						[***]	☐ SIR including ALAE Exp
						[***]	☐ SIR Aggregate
						[***]	☐ Employee Benefits
						[***]	☐ Personal & Advertising
						[***]	☐ Fire Damage
						[***]	☐ Medical Payments
						[***]	☐ Pollution Legal Liability – Claims Made
						[***]	☐ Pollution Legal Liability Deductible
						[***]	☐ Contractors Pollution Legal Liability
						[***]	☐ Pollution Legal Cargo Transportation
						[***]	☐ Product Withdrawal Expense
						[***]	☐ Product Withdrawal Expense Deductible

Comments	Binder
[***]
General Liability – CANADA	10/1/2016		Ironshore	Sterling & Sterling	[***]	[***]	☐ Per Occurrence
						[***]	☐ Products/Completed Operations
Policy Code:	[***]					[***]	☐ General Aggregate - Per Location
						[***]	☐ SIR including ALAE Exp
						[***]	☐ Employee Benefits
						[***]	☐ Personal & Advertising
						[***]	☐ Fire Damage
						[***]	☐ Medical Payments
						[***]	☐ Pollution Legal Liability – Claims Made
						[***]	☐ Pollution Legal Liability Deductible
						[***]	☐ Contractors Pollution Legal Liability
						[***]	☐ Pollution Legal Cargo Transportation
						[***]	☐ Product Withdrawal Expense
						[***]	☐ Product Withdrawal Expense Deductible

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE OF INSURANCE	24-Nov-15

CLIENT NAME:  MOBILE MINI, INC.

Type of Ins.	Exp. Date	Policy No.	Insurance Co.	Broker	Premium (USD)	Limits Ded	Coverage/Deductible
Comments	Policy
International Package	10/1/2016	Binder	Chartis	Willis	[***]		☐ GENERAL LIABILITY
						[***]	☐ Program Aggregate
Policy Code:	[***]					[***]	☐ General Aggregate
						[***]	☐ Products/Completed Operations
						[***]	☐ Each Occurrence
						[***]	☐ Damage to Premises Rented to You
						[***]	☐ Medical Expense
						[***]	☐ Employee Benefits - 1,000 Deductible
☐ NON-OWNED & HIRED AUTO & OWNED
						[***]	☐ Any One Accident
						[***]	☐ Medical Expense
☐ VOLUNTARY COMP & EL
						[***]	☐ Employer's Liability
						[***]	☐ Repatriation
☐ Includes US, Canadian, 3rd Country National and Local Hire
☐ FOREIGN TRAVEL ACCIDENT & SICKNESS
						[***]	☐ AD&D
						[***]	☐ Aggregate
						[***]	☐ Medical Expense - $500 Deductible
						[***]	☐ Medical Evacuation
						[***]	☐ Emergency Family Travel
						[***]	☐ Repatriation of Remains Each Person
						[***]	☐ Repatriation of Remains Aggregate
☐ KIDNAP & RANSOM
						[***]	☐ Each Event
						[***]	☐ Ransom Monies
						[***]	☐ In Transit / Delivery
						[***]	☐ Expenses
						[***]	☐ Consultant Expenses
						[***]	☐ Judgements, Settlements, Defense
						[***]	☐ Death or Dismemberment Per Person
						[***]	☐ Death or Dismemberment Each Event
						[***]	☐ Aggregate - K&R
						[***]	☐ Deductible

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE OF INSURANCE	24-Nov-15

CLIENT NAME:  MOBILE MINI, INC.

Type of Ins.	Exp. Date	Policy No.	Insurance Co.	Broker	Premium (USD)	Limits Ded	Coverage/Deductible
Comments	POLICY
Motor Truck Cargo	10/1/2016	[***]	Chubb	Willis	[***]	[***]	☐ Cargo Legal Liability
						[***]	☐ Deductible
Policy Code:	[***]					[***]	☐ Earned Freight
						[***]	☐ Pollutant Clean-up or Removal

Comments	POLICY
Includes Motor Cargo Carrier End. For AZ
Property	11/10/2016	[***]	Alterra	AmWins	[***]	[***]	☐ Catastrophe
						[***]	☐ Building Property - as scheduled
Policy Code:	[***]					[***]	☐ Business Personal Property - as scheduled
						[***]	☐ Debris Removal - Additional Expense
						[***]	☐ Emergency Removal
						[***]	☐ Off Premises Utility - Service Interruption – 24 Hour Waiting Period
						[***]	☐ Brands or Label Expenses
						[***]	☐ Expediting Expenses
						[***]	☐ Fire Department Service Charges
						[***]	☐ Ordinance or Law
						[***]	☐ Increased Cost to Repair or Demolish and clear site
						[***]	☐ Personal Effects
						[***]	☐ Pollutant Cleanup and Removal
						[***]	☐ Recharge of Fire Extinguishing Equipment
						[***]	☐ Sewer Backup and Water below the Surface
						[***]	☐ Trees, Shrubs and Plants
						[***]	☐ Underground Pipes, Pilings, Bridges, and Roadways
						[***]	☐ Accounts Receivable
						[***]	☐ Virus and Hacking Coverage - Any One Occurrence
						[***]	☐ Virus and Hacking Coverage - Any 12 Month Period
						[***]	☐ Fine Arts
						[***]	☐ Property on Exhibition

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE OF INSURANCE	24-Nov-15

CLIENT NAME:  MOBILE MINI, INC.

Type of Ins.	Exp. Date	Policy No.	Insurance Co.	Broker	Premium (USD)	Limits Ded	Coverage/Deductible
						[***]	☐ Property in Transit
						[***]	☐ Sales Representative Samples
						[***]	☐ Software Storage
						[***]	☐ Valuable Papers
						[***]	☐ Newly Built or Acquired Buildings
						[***]	☐ Personal Property - Acquired Locations
						[***]	☐ Locations Not Described
						[***]	☐ Income Coverage
						[***]	☐ Interruption by Civil Authority
						[***]	☐ Flood - Aggregate and Per Occurrence
						[***]	☐ Earthquake - Aggregate and Per Occurrence
						[***]	☐ Property Leased and Rented to Others
						[***]	☐ Overhead Transmission
						[***]	☐ Leasehold Interest
						[***]	☐ Ingress/Egress
☐ DEDUCTIBLES
						[***]	☐ Deductible EXCEPT
						[***]	☐ Theft
						[***]	☐ Named Windstorm
						[***]	☐ Catastrophic Business Interruption
						[***]	☐ Business Interruption
						[***]	☐ Earthquake Except
						[***]	☐ Earth Movement in Alaska, California, Hawaii and Puerto Rico
						[***]	☐ Earth Movement in New Madrid and Puget Sound Seismic Zones
						[***]	☐ Flood Except
						[***]	☐ Special Flood Hazard Areas, Areas of 100 Year Flooding as Defined by FEMA

Comments	POLICY
Valuation is replacement cost except storage units 7 yrs old or older, which shall be ACV.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE OF INSURANCE	24-Nov-15

CLIENT NAME:  MOBILE MINI, INC.

Type of Ins.	Exp. Date	Policy No.	Insurance Co.	Broker	Premium (USD)	Limits Ded	Coverage/Deductible
Property - Excess 1st Layer	11/10/2016		Westchester Surplus Lines Insurance Company	AmWins	[***]	[***]	☐ Excess of $5,000,000 - Per Occurrence
Policy Code:	[***]					[***]	☐ TIV

Comments	Binder
Property - Excess 2nd Layer	11/10/2016	[***]	Scottsdale Insurance Company	AmWins	[***]	[***]	☐ Excess $10,000,000 – Per Occurrence
						[***]	☐ TIV
Policy Code:	[***]

Comments	Binder
Umbrella	10/1/2016	[***]	Ironshore	Sterling & Sterling	[***]	[***]	☐ Each OCC
						[***]	☐ Aggregate
Policy Code:	[***]					[***]	☐ Product/Comp OP Aaggregate
						[***]	☐ S.I.R.

Comments	Binder	Excess of GL/PL & WC online [***]
Excess – Auto 1st Layer	10/1/2016	[***]	Berkshire	Sterling & Sterling	[***]	[***]	☐ Excess $2,000,000

Policy Code:	[***]

Comments	Policy [***]
Excess – Auto 2nd Layer	10/1/2016	[***]	Endurance	Sterling & Sterling	[***]	[***]	☐ Excess $5,000,000
☐
Policy Code:	[***]

Comments	Binder
Excess – Auto 3rd Layer	10/1/2016	[***]	Ohio Casualty	Sterling & Sterling	[***]	[***]	☐ Excess $8,000,000

Policy Code:	[***]

Comments	Policy
Workers Compensation – Deductible	10/1/2016	[***]	Hartford	Sterling & Sterling	[***]	[***]	☐ Bodily Injury Per Person

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE OF INSURANCE	24-Nov-15

CLIENT NAME:  MOBILE MINI, INC.

Type of Ins.	Exp. Date	Policy No.	Insurance Co.	Broker	Premium (USD)	Limits Ded	Coverage/Deductible
						[***]	☐ Bodily Injury Per Accident
Policy Code:	[***]					[***]	☐ Bodily Injury Policy Limit
						[***]	☐ Deductible
						[***]	☐ Maximum Loss Content (Shared with GL & Auto Liability)

Comments	Policy Premium includes Taxes, Fees and Surcharges [***]
Worker’s Compensation – Retro	10/1/2016	[***]	Hartford	Sterling & Sterling	[***]	[***]	☐ Bodily Injury Per Person
						[***]	☐ Bodily Injury Per Accident
Policy Code:	[***]					[***]	☐ Bodily Injury Policy Limit
						[***]	☐ Repatriation - Each Employee

Comments	Policy Payroll [***]
	Total Premium for SubClient -				[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE OF INSURANCE	24-Nov-15

CLIENT NAME:  MOBILE MINI, INC.

Type of Ins.	Exp. Date	Policy No.	Insurance Co.	Broker	Premium (£)	Limits Ded	Coverage/Deductible
Computer	5/1/2016	[***]	Chubb	Bartlett	[***]	[***]	☐ Premises Based Equipment
						[***]	☐ Portable Equipment
Policy Code:	[***]					[***]	☐ Increased Cost of Working
						[***]	☐ Reinstatement of Data
						[***]	☐ Computer Breakdown
						[***]	☐ Deductible

Comments	BINDER
Contractors Combined	5/1/2016	[***]	RSA	Bartlett	[***]		☐ LOSS OR DAMAGE TO MACHINERY
						[***]	☐ Per Occurrence & Aggregate
Policy Code:	[***]						☐ LEGAL LIABILITY FOR HIRED MACHINERY
						[***]	☐ Per Occurrence & Aggregate
						[***]	☐ Deductible

Comments	BINDER
Employers Liability	5/1/2016	[***]	Aviva	Bartlett	[***]	[***]	☐ Any One Occurrence
						[***]	☐ Legal Expenses
Policy Code:	[***]

Comments	BINDER
Engineering Inspection	5/1/2016	[***]	HSB Engineering Insurance Limited	Bartlett	[***]		☐ Inspection Service as required and issuance of reports to comply with statutory requirements
						[***]	☐ Own Surrounding Property
Policy Code:	[***]					[***]	☐ Sudden & Unforeseen Damage
						[***]	☐ Fragmentation
						[***]	☐ Deductible / Excess

Comments	BINDER
Marine Transit	5/1/2016	[***]	RSA	Bartlett	[***]	[***]	☐ Any One Vessel and /or Aircraft
						[***]	☐ Any One Road or Rail Conveyance
Policy Code:	[***]					[***]	☐ Postal Sending
						[***]	☐ Deductible

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE OF INSURANCE	24-Nov-15

CLIENT NAME:  MOBILE MINI, INC.

Type of Ins.	Exp. Date	Policy No.	Insurance Co.	Broker	Premium (£)	Limits Ded	Coverage/Deductible
Comments	BINDER
Motor Fleet	5/1/2016	[***]	Aviva	Bartlett	[***]	[***]	☐ Own Loss or Damage Limit Aggregate - Per Any One Event
Policy Code:	[***]					[***]	☐ 3rd Party BI Limit
						[***]	☐ 3rd Party Property Damage Limit – Commercial Vehicles
						[***]	☐ 3rd Party Property Damage - Commercial Vehicles
☐ DEDUCTIBLES
						[***]	☐ Each Claim

Comments	BINDER
Personal Accident & Travel	5/1/2016	[***]	ACE	Bartlett	[***]	[***]	☐ Personal Liability
						[***]	☐ Personal Accident
Policy Code:	[***]

Comments	BINDER
Property / Commercial Combined	5/1/2016	[***]	RSA	Bartlett	[***]	[***]	☐ Buildings Including Tenants Improvements
						[***]	☐ Stock, materials in trade and goods held in trust
Policy Code:	[***]					[***]	☐ Containers used for on site storage
						[***]	☐ Machinery, plant & fixtures and fittings
						[***]	☐ Teesport Commerce Park - rent receivable
						[***]	☐ Increased Cost of Working
						[***]	☐ Deductible
Comments	BINDER
Public & Products Liability	10/1/2013	[***]	AIG UK Ltd.	Willis	[***]	[***]	☐ Limit

Policy Code:	[***]

Comments	Policy not placed by UIC
Warehouse Keepers	5/1/2016	[***]	RSA	Bartlett	[***]	[***]	☐ Per Occurrence
						[***]	☐ Deductible
Policy Code:	[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE OF INSURANCE	24-Nov-15

CLIENT NAME:  MOBILE MINI, INC.

Type of Ins.	Exp. Date	Policy No.	Insurance Co.	Broker	Premium (£)	Limits Ded	Coverage/Deductible
Comments	BINDER
	Total Premium for SubClient – Mobile Mini, UK Ltd.				[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Name of UK Charger	Policy Term	Policy Type	Policy No.	Insurance Company	Amount Insured	Deductible
Mobile Mini UK Limited	01/05/15 - 30/04/16	COMMERCIAL COMBINED	[***]	Royal & Sun Alliance Insurance Plc

[***] buildings incl tenant's improvements

[***] stock, materials in trade and goods held in trust

[***] containers used for on site storage

[***] machinery, plant, fixtures, sittings anf all other components (excluding stock and computers)

[***] increased costs of working (property damage)

[***] rent payable

Business interuptian: [***] data reinstatement, [***] denial of access, [***] diseases, murder, suicide, defective sanitation, [***] public utilities[***]customers, [***] suppliers, [***] fines and damages

[***]
Mobile Mini UK Limited	01/05/15 - 30/04/16	CONTRACTORS COMBINED	[***]	Royal & Sun Alliance Insurance Plc	[***] contract works [***] own plant [***] hire in plant	[***]
Mobile Mini UK Limited	01/05/15 - 30/04/16	MARINE/AIR CARGO	[***]	Royal & Sun Alliance Engineering

Any one road/rail conveyance [***]

Any one vessel, aircraft, conveyance [***]

Any one location (in the ordinary course of transit) [***]

Any one own or employee's vehicle [***]

Any one postal sending [***]

Any one vehicle in respect of tools, samples and equipment [***]

[***]
Mobile Mini UK Limited	01/05/15 - 30/04/16	WAREHOUSE KEEPERS LIABILITY	[***]	Royal & Sun Alliance Insurance Plc	[***] RHA conditions of carriage [***] CMR contract conditions	[***]
Mobile Mini UK Limited	01/05/15 - 30/04/16	COMPUTER	[***]	Chubb Insurance Company of Europe SE	[***] static computer equipment [***] portable computer equipment [***] reinstatement of data [***] increased costs of working [***] computer breakdown
Mobile Mini UK Limited	01/05/15 - 30/04/16	PERSONAL INJURY & TRAVEL	[***]	ACE European Group Ltd	Permanent total disablement benefit [***] Travel cover	[***]
Mobile Mini UK Limited	01/06/15 - 30/04/16	EMPLOYERS LIABILITY	[***]	Aviva Insurance Limited	[***] employers liability

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Name of UK Charger	Policy Term	Policy Type	Policy No.	Insurance Company	Amount Insured	Deductible
Mobile Mini UK Limited	01/06/15 - 30/04/16	MOTOR	[***]	Aviva Insurance Limited

Comprehensive cover

Actual market value on respect of any one insured vehicle and [***] in the aggregate in respect of any one event

Third party property damage - provivate cars [***]; commercial vehicles [***]

Theft of keys [***]

[***]
Mobile Mini UK Limited	01/10/15 - 01/10/16	PUBLIC AND PRODUCTS LIABILITY	[***]	AIG Europe Limited (UK)	The sterling equivalent of [***] combined single limit in respect of all events happening during any period in insurance
Mobile Mini UK Limited	01/10/15 - 01/10/16	GLOBAL FOREIGN LIABILITY INCLUDING PUBLIC AND PRODUCTS LIABILITY	[***]	Insurance Co. of the State of Pennsylvania

[***] master control aggregate limit

[***] general aggregate

[***] products/compleetd operations aggregate limit

[***] personal advertising injury limit

[***] each occurrence limit

[***] damage to premises rented to you

Mobile Mini UK Limited	01/10/15 - 01/10/16	UMBRELLA LIABILITY	[***]	Ironshore Specialty Insurance Company	[***] each occurrence [***] aggregate
Mobile Mini UK Limited	01/05/15 - 30/04/16	ENGINEERING INSPECTION	[***]	Allianz Insurance Plc	[***] sudden and unforeseen damage [***] own surrounding property	[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 8.32

Plans; Existing Indebtedness Agreements

Plans:

Mobile Mini, Inc. has the following Plans for its employees and employees of its Subsidiaries:

•	Mobile Mini, Inc. Profit Sharing Plan and Trust, Plan Number 001
•	Mobile Mini, Inc. Benefit Plan, Plan Number 501

Existing Indebtedness Agreements:

Existing Indebtedness Agreements in respect of the Indebtedness listed on Schedule 8.30.

Schedule 9.22

Post-Closing Matters

1.No later than five (5) Business Days following the Effective Date, the Credit Parties shall cause to be delivered to the Collateral Agent certificates and instruments representing or evidencing the Equity Interests listed below, which, in the case of an instrument or certificate in registered form, shall be duly indorsed to the Collateral Agent or in blank by an effective endorsement, if required, together with an undated stock power or other instrument of transfer, each in form and substance reasonably satisfactory to the Administrative Agent:

Pledgor/Obligor	Subsidiary	Type of Ownership	Ownership
Mobile Mini, Inc.	Mobile Mini Canada ULC	1,000 common shares	50%
Mobile Mini, Inc.	Mobile Mini Canada ULC	1,000 common shares	50%

which, for the avoidance of doubt, shall be held by the Collateral Agent subject to the limitations in Section 9.13(e).

2.No later than fifteen (15) Business Days following the Effective Date, the Credit Parties shall cause to be delivered to the Collateral Agent certificates and instruments representing or evidencing the Equity Interests and the Pledged Note (as defined in the US Pledge Agreement) listed below, which, in the case of an instrument or certificate in registered form, shall be duly indorsed to the Collateral Agent or in blank by an effective endorsement, if required, together with an undated stock power, note power or other instrument of transfer, each in form and substance reasonably satisfactory to the Administrative Agent:

Equity Interests:

Pledgor/Obligor	Subsidiary	Type of Ownership	Ownership
Mobile Mini, Inc.	Mobile Mini Canada ULC	1,300 common shares	65%
	Mobile Mini Canada ULC	700 common shares	35%
MSG Investments, Inc.	Mobile Mini Finance, LLC	Membership Interests (certificated)	100%

Pledged Note:

(a)	Promissory Note, dated December 10, 2014, between Mobile Mini, Inc. and Evergreen Tank Solutions, Inc.

which, in the case of the Equity Interests, for the avoidance of doubt, shall be held by the Collateral Agent subject to the limitations in Section 9.13(e).

3.No later than fifteen (15) days following the Effective Date, the Credit Parties shall cause the following Lien to be permanently terminated in its entirety through the filing of an appropriate UCC-3 termination statement and the taking of any other appropriate actions:

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	DESCRIPTION
SBOX Storage, LLC 4727 Poplar Ave., Ste 204 Memphis, TN 38117	Delaware Secretary of State	Paragon National Bank 5400 Poplar Avenue Memphis, TN 38119	UCC	File No.:20114574904 Date:11/7/11	All assets

4.No later than sixty (60) days following the Effective Date, the Credit Parties shall cause to be delivered to the Administrative Agent a fully executed Cash Management Control Agreement with respect to each of the deposit accounts listed on Schedule 10.07 or Schedule 10.18 to the extent a Cash Management Control Agreement is required with respect to each such deposit account by the Credit Documents; provided that, for any such deposit account subject to a Cash Management Control Agreement in favor of the Collateral Agent that is in existence on the Effective Date, the Credit Parties may instead cause the financial institution party to such Cash Management Control Agreement to deliver to the Administrative Agent an affirmation agreement, in form and substance reasonably satisfactory to the Administrative Agent, stating that the applicable Cash Management Control Agreement is in full force and effect and, if reasonably requested by the Administrative Agent, an amendment to such Cash Management Control Agreement, in form and substance reasonably satisfactory to the Administrative Agent.

5.The Credit Parties shall use commercially reasonable efforts to cause to be delivered to the Administrative Agent, no later than thirty (30) days following the Effective Date, insurance endorsements with respect to their insurance policy #12 CSE S39403 with Hartford Insurance and their insurance policy #002521600 with Ironshore Indemnity Inc., in form and substance satisfactory to the Administrative Agent.

6.No later than sixty (60) days following the Effective Date, the Credit Parties shall cause the following registration pursuant to the Personal Property Security Act (Alberta) (“PPSA”) to be permanently terminated in its entirety:

(a)

PPSA registration #05050524379 designated as a land charge made against Industrial Trailer Rentals Ltd., Industrial Trailer Sales & Equipment, Rent Me-Storage Systems and Rent-Me Storage Systems Inc. (predecessor corporations of Mobile Mini Canada ULC), as debtors, in favour of Alberta Treasury Branches, as secured party.

7.As of the Effective Date, each Credit Party that owns a Real Property listed on Schedule 6.13 shall have duly authorized, executed, had notarized, and delivered a modification to the Mortgage in favor of the Administrative Agent previously recorded against such Real Property, in form and substance reasonably acceptable to the Administrative Agent (a “Mortgage Modification”) and the related opinion of counsel required under Section 6.03(e).  In connection with the delivery of each such Mortgage Modification, within five (5) Business Days of the Effective Date, US Company will, and will cause each other Credit Party to, in each case unless waived by the Administrative Agent, deliver mortgage modification and date down endorsements to the related Mortgage Policy, issued by a title insurer reasonably satisfactory to the Administrative Agent, in form and substance and in an amount reasonably satisfactory to the Administrative Agent, insuring that the Mortgage, as modified by the Mortgage Modification, is a valid and enforceable First Priority Lien on the respective property other than Permitted Encumbrances; and in conjunction therewith, such Credit Party shall have previously provided to the Administrative Agent and/or the title insurer issuing the endorsements a current title commitment from the title insurance company for such Real Property (together with copies of all underlying documents), an owner’s affidavit with respect to such Real Property, a gap indemnity with respect to the endorsements to be issued by the title insurer, and any other documentation reasonably requested or required by the title insurer to issue the endorsements.

8.No later than five (5) Business Days following the Effective Date, the Credit Parties shall deliver an updated version of Schedule I to that certain Pre-Closing UCC Diligence Certificate, dated as of the Effective Date, by and among the parties thereto, which such Schedule I shall include the applicable assets of the UK Credit Parties as of the Effective Date.

Schedule 10.02

Liens

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	COLLATERAL DESCRIPTION
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC	File No.: 20064379681 Date: 12/14/06 Cont.: 20114504232 Date: 11/23/11	Equipment
Mobile Storage Group, Inc. 700 N. Brand Blvd 10th flr Glendale, CA 91203	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC	File No.: 2008 0373892 Filed: 1-31-08 Cont.: 20125000486 Date: 12/21/12	Equipment
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC	File No.: 2008 0727279 Filed: 2-28-08 Cont.: 20130238890 Date: 1/17/13	Equipment
Mobile Mini I, Inc.	Dallas County, Texas	Le Son Quang	Civil Case Litigation	Case No.: CC-06-02622-D Filed: 2/27/06	Le Son Quang vs. Mobile Mini 1 Inc. Case type: Damages (Collision)
Mobile Mini, LLC 7420 South Kyrene Road, Suite 101 Tempe. AZ 85283	California	Employment Development Department PO Box 826880 Sacramento, CA 94280	State Tax Lien	File No.: 11-7283246549 Date: 8/25/11 Term.: 11-72907181 Date: 11/7/11	$2,306.07
Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	National City Commercial Capital Corporation 995 Dalton Ave Cincinnati, OH 45203	UCC	File No.: 20061644293 Date: 5-15-06 Cont.: 2011 2473068 Filed: 4-20-11	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	National City Commercial Capital Corporation 995 Dalton Ave Cincinnati, OH 45203	UCC	File No.: 61874197 Date: 6-2-06 Cont.: 20111758674 Date: 5/10/11	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC	File No.: 20073646097 Filed: 9-27-07 Cont.: 20122609321 Date: 7/06/12	Equipment

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	COLLATERAL DESCRIPTION
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC	Fie No.: 2008 1055530 Filed: 3-26-08 Cont.: 20130708124 Date: 2/22/13	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC	File No.: 2008 1594967 Filed: 5-8-08 Amend: 2008 2230819 Filed: 6-30-08 Cont.: 20131051029 Date: 3/19/13	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC	File No.: 2008 2230793 Filed: 6-30-08 Cont.: 20131479485 Date: 4/17/13	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC	File No.: 2008 2447157 Filed: 7-16-08 Amend: 2008 3303870 Filed: 9-30-08 Cont.: 20131864769 Date: 5/15/13	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC	File No.: 2008 3554449 Filed: 10-22-08 Amend: 2008 4252027 Filed: 12-22-08 Cont.: 20133139939 Date: 8/12/13	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC	File No.: 2011 3782888 Filed: 10-3-11	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Bank of the West Assigned to: Bank of Cape Cod 232 Main Street Hyannis. MA 02601	UCC	File No.: 2011 4009406 Filed: 10-18-11 Assign: 2011 4012939 Filed: 10-18-11 Amend: 2012 0382749 Filed: 1-31-12	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway, 3 North Tucker, GA 30084	UCC	File No. 20123739523 Date: 9/27/12	Equipment

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	COLLATERAL DESCRIPTION
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway, 3 North Tucker, GA 30084	UCC	File No. 20123985357 Date: 10/16/12	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway, 3 North Tucker, GA 30084	UCC	File No. 20125068814 Date: 12/27/12	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Insight Direct USA, Inc. 10201 Centurion Parkway North, Suite 100 Jacksonville, FL 32256	UCC	File No. 20135034716 Date: 12/19/13	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Insight Global Finance 10201 Centurion Parkway North, Suite 100 Jacksonville, FL 32256	UCC	File No. 20140802165 Date: 3/3/14	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Insight Global Finance 10201 Centurion Parkway North, Suite 100 Jacksonville, FL 32256	UCC	File No. 20141049329 Date: 3/12/14	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway, 3 North Tucker, GA 30084	UCC	File No. 20141125137 Date: 3/21/14	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway, 3 North Tucker, GA 30084	UCC	File No. 20142471100 Date: 6/23/14	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Suntrust Equipment Finance & Leasing Corp. 300 East Joppa Road, Suite 700 Towson, MD 21286	UCC	File No. 20143042157 Date: 7/30/14	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Suntrust Equipment Finance & Leasing Corp. 300 East Joppa Road, Suite 700 Towson, MD 21286	UCC	File No. 20143042165 Date: 7/30/14	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Suntrust Equipment Finance & Leasing Corp. 300 East Joppa Road, Suite 700 Towson, MD 21286	UCC	File No. 20143390085 Date: 8/22/14	Equipment
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Suntrust Equipment Finance & Leasing Corp. 300 East Joppa Road, Suite 700 Towson, MD 21286	UCC	File No. 20143445764 Date: 8/27/14	Equipment

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	COLLATERAL DESCRIPTION
Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	Suntrust Equipment Finance & Leasing Corp. 300 East Joppa Road, Suite 700 Towson, MD 21286	UCC	File No. 20143745395 Date: 9/18/14	Equipment
Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	Insight Direct USA, Inc. 10201 Centurion Parkway North, Suite 100 Jacksonville, FL 32256	UCC	File No. 20144245098 Date: 10/21/14	Equipment
Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	Insight Direct USA, Inc. 10201 Centurion Parkway North, Suite 100 Jacksonville, FL 32256	UCC	File No. 20144481594 Date: 11/6/14	Equipment
Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway, 3 North Tucker, GA 30084	UCC	File No. 20144802815 Date: 11/26/14	Equipment
Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	Suntrust Equipment Finance & Leasing Corp. 300 East Joppa Road, Suite 700 Towson, MD 21286	UCC	File No. 20145108543 Date: 12/16/14	Equipment
Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway, 3 North Tucker, GA 30084	UCC	File No. 20151167617 Date: 3/19/15	Equipment
Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	Insight Direct USA, Inc. 10201 Centurion Parkway North, Suite 100 Jacksonville, FL 32256	UCC	File No. 20151482909 Date: 4/7/15	Equipment
Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway, 3 North Tucker, GA 30084	UCC	File No. 20152521754 Date: 6/12/15	Equipment
Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway, 3 North Tucker, GA 30084	UCC	File No. 20154501374 Date: 10/5/15	Equipment
Evergreen Tank Solutions, Inc. 16441 Space Center Blvd., Suite D2 Houston, TX 77058	Delaware Secretary of State	Banc of California, N.A. 18500 Von Karman Ave., Ste 1100 Irvine, CA 92612	UCC	File No.: 2014 4595781 Date: 11/13/14	Equipment
Evergreen Tank Solutions, Inc. 8417 Mercer St. Palaski, PA 16143	Delaware Secretary of State	Mintaka Financial, LLC PO Box 2149 Gig Harbor, WA 98335	UCC	File no.:2014 4613733 Date: 11/14/14	Equipment
Evergreen Tank Solutions, Inc. 16441 Space Center Blvd., Suite D-2 Houston, TX 77058	Delaware Secretary of State	De Lage Landen Financial Services, Inc.	UCC	File No.: 2014 4719720 Date: 11/21/14	Equipment

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	COLLATERAL DESCRIPTION
Water Movers, Inc. P.O. Box 825 Eloy, AZ 85231	Arizona Secretary of State	Internal Revenue Service	Tax Lien	File No.: 1-7983-2 Date: 7/16/85	$4,681.91
Water Movers, Inc. P.O. Box 825 Eloy, AZ 85231	Arizona Secretary of State	Internal Revenue Service	Tax Lien	File No.: 1-7984-2 Date: 7/16/85	$7,400.03
Water Movers, Inc. P.O. Box 825 Eloy, AZ 85231	Arizona Secretary of State	Internal Revenue Service	Tax Lien	File No.: 1-7985-2 Date: 7/16/85	$8,463.74
SBOX Storage, LLC 4727 Poplar Ave., Ste 204 Memphis, TN 38117	Delaware Secretary of State	Paragon National Bank 5400 Poplar Avenue Memphis, TN 38119	UCC	File No.: 20114574904 Date: 11/7/11	All assets[1]

Intellectual Property Liens – None.

Real Estate Liens – None.

[1]	To be terminated post-closing.

Schedule 10.05

Indebtedness

None.

Schedule 10.07

Deposits with Financial Institutions

Collection Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
Mobile Mini, Inc.	Master Depository Lockbox	[***]	[***]	J.P. Morgan Chase
Mobile Mini, Inc.	Master Operating	[***]	[***]	Bank of America
Mobile Mini UK Limited	Collection	[***]	[***]	Natwest Bank (Royal Bank of Scotland Plc)
Evergreen Tank Solutions, Inc.	Master Operating	[***]	[***]	Capital One
Water Movers, Inc.	Master Operating	[***]	[***]	Capital One
Concentration Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
Mobile Mini, Inc.	Blocked Depository	[***]	[***]	Bank of America
Mobile Mini, Inc.	Blocked Depository	[***]	[***]	Fifth Third Bank
Mobile Mini, Inc.	Blocked Depository	[***]	[***]	Bank of the West
Mobile Mini Canada ULC	Blocked Depository	[***]	[***]	HSBC
Evergreen Tank Solutions, Inc.	Lockbox	[***]	[***]	Capital One
Water Movers, Inc.	Lockbox	[***]	[***]	Capital One

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Disbursement Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
Mobile Mini, Inc.	A/P Disbursement	[***]	[***]	Bank of America
Mobile Mini, Inc.	Control Disbursement	[***]	[***]	Bank of America
Mobile Mini UK Limited	Disbursement	[***]	[***]	HSBC
Mobile Mini Canada ULC	A/P Disbursement	[***]	[***]	HSBC
Evergreen Tank Solutions, Inc.	A/P Disbursement	[***]	[***]	Capital One
Water Movers, Inc.	A/P Disbursement	[***]	[***]	Capital One
Evergreen Tank Solutions, Inc.	Merchant	[***]	[***]	Capital One
Water Movers, Inc.	Merchant	[***]	[***]	Capital One
Designated Petty Cash Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
Mobile Mini, Inc.	General Acct. FEES only	[***]	[***]	J.P. Morgan Chase

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Designated Payroll Accounts:
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
Mobile Mini, Inc.	Payroll – AZ	[***]	[***]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll - TX	[***]	[***]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll - FSA	[***]	[***]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll - CA	[***]	[***]	Bank of America
Mobile Mini Canada ULC	Payroll – CAD	[***]	[***]	HSBC
Other:
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
Mobile Mini, Inc.	United Healthcare	[***]	[***]	Bank of America
Mobile Mini, Inc.	Metlife	[***]	[***]	J.P. Morgan Chase

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 10.08

Transactions with Affiliates

1.

Mobile Mini, Inc. has entered into indemnification agreements with their directors and certain of their executive officers containing provisions that require them, among other things, to indemnify their directors and certain of their executive officers against certain liabilities that may arise by reason of their status or service as directors or executive officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

2.

With the ETS Acquisition, Mobile Mini, Inc. acquired its subsidiary, Water Movers, Inc., an Arizona corporation, which had previously entered into two real property lease agreements with an entity partly owned by Michael L. Watts, Chairman of the Mobile Mini, Inc.’s Board of Directors. These lease agreements began in 2013, prior to the acquisition, and expire in 2023. Aggregate rental payments under these lease agreements are currently $17,660 per month, or $211,920 per year.

Schedule 10.12

Operating Leases

US:

Lessee	Lessor	Property Covered	Monthly Payment	Vin Number
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	Trucks, Tractors, Trailers, Forklifts and miscellaneous vehicle accessories	2,419.38	[***]
				[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]		10,297.90	[***]
				[***]
				[***]
				[***]
				[***]
				[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]		1,290.23	[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]		5,975.70	[***]
				[***]
				[***]
				[***]
				[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]		2,912.14	[***]
				[***]
				[***]
				[***]
				[***]
				[***]
				[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]		27,134.13	[***]
				[***]
				[***]
				[***]
				[***]
				[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	5,976.84	[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	5,646.66	[***]
			[***]
			[***]
			[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	13,912.63	[***]
			[***]
			[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	423.64	[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	14,474.88	[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	7,434.64	[***]
			[***]
			[***]
			[***]
			[***]
			[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	1,154.12	[***]
			[***]
			[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	1,737.03	[***]
			[***]
			[***]
			[***]
			[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	15,321.56	[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	31,898.78	[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	5,189.84	[***]
			[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

			[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	10,599.13	[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	10,599.13	[***]
			[***]
			[***]
			[***]
			[***]
			[***]
			[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	433.39	[***]
Mobile Mini, Inc	Banc of America Leasing & Capital LLC Note [***]	2,363.48	[***]
			[***]

UK:

Branch	Vehicle Registration	Vehicle Description	Type	Owner	Monthly Cost
700	[***]	Audi A3 Diesel Sportback 2.0 Tdi Sport 5-dr	Car	Lex	414.00
700	[***]	Ford Ranger Diesel Pick Up Double Cab Limited 2.2 Tdci 150 4wd	Car	Lex	581.00
700	[***]	Seat Leon Diesel Hatchback 2.0 Tdi Cr 184 Fr 5dr Technology	Car	Lex	453.00
700	[***]	Ford Ranger Pickup Double Cab XLT 2.2	Car	Lex	581.00
700	[***]	FORD RANGER DIESEL Pick Up Super XLT 2.2 TDCi 150 4WD	Car	Lex	571.00
700	[***]	Audi A3 Diesel Sportback 1.6 Tdi Se 5dr	Car	Lex	512.00
700	[***]	Audi A3 Diesel Sportback 1.6 Tdi Se 5dr	Car	Lex	400.00
702	[***]	Mazda 6 2.2D Se Nav	Car	Lex	528.00

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

702	[***]	Ford Transit 350 Lwb Diesel Fwd High Roof Van Tdci 100ps	Van	Lex	342.00
702	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	376.00
703	[***]	Mitsubishi L200 Lwb Lb Diesel Double Cab Di-D 4work 4wd 134bhp [2010]	Car	Lex	361.00
703	[***]	Ford Kuga Diesel Estate 2.0 Tdci 163 Titanium 5dr	Car	Lex	470.00
703	[***]	Insignia Diesel Hatchback 2.0 Cdti [140] Ecoflex Design 5dr [Start Stop]	Car	Lex	493.00
703	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	380.00
703	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 100ps Euro 5	Van	Lex	354.00
703	[***]	Ford Transit Connect 220 Swb Diesel Low Roof Van Tdci 90ps	Van	Lex	263.00
705	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 100ps Euro 5	Van	Lex	366.00
705	[***]	Ford Transit 350 Lwb Diesel Rwd Dropside Tdci 125ps 'One Stop'	Van	Lex	380.00
705	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	376.00
705	[***]	Ford Transit Connect 220 Swb Diesel Low Roof Van Tdci 90ps	Van	Lex	261.00
706	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 100ps Euro 5	Van	Lex	377.00
706	[***]	Ford Transit Connect 220 Swb Diesel L1 Low Roof Van Tdci 95ps	Van	Lex	252.00
706	[***]	Ford Transit 350 L3 Diesel Fwd H2 Van Tdci 100ps	Van	Lex	387.00
707	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 100ps Euro 5	Van	Lex	388.00
707	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	382.00
707	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	376.00
708	[***]	Citroen Grand C4 Picasso 1.6 E-Hdi 115 Exclusive+	Car	Lex	482.00
708	[***]	Vauxhall Astra Diesel Hatchback 1.6 Cdti 16v Ecoflex Tech line	Car	Lex	392.00
708	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	380.00
708	[***]	Ford Transit 350 L3 Diesel Fwd H2 Van Tdci 100ps	Van	Lex	439.00
710	[***]	Ford Mondeo 1.6 Tdci Eco Titanium X Business Edition	Car	Lex	560.00
710	[***]	Mercedes A class A180 Cdi	Car	Lex	424.00
710	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	376.00
710	[***]	Ford Transit 350 L4 Diesel Rwd Chassis Cab Tdci 100ps	Van	Lex	386.00
711	[***]	Toyota Avensis Diesel Saloon 2.0 D-4d Icon Business Edition 4dr	Car	Lex	402.00
711	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 100ps Euro 5	Van	Lex	351.00
713	[***]	Nissan Qashqai+2 Diesel Hatchback 1.5 Dci [110] Tekna 5dr	Car	Lex	453.00
713	[***]	Ford Transit 350 L4 Diesel Rwd Chassis Cab Tdci 100ps	Van	Lex	381.00

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

713	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	385.00
714	[***]	Vauxhall Insignia Sports Tourer 2.0 CDTi ecoflex nav	Car	Lex	553.00
714	[***]	Ford Transit 350 Lwb Diesel Rwd Dropside Tdci 125ps 'One Stop'	Van	Lex	426.00
714	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	385.00
715	[***]	Ford Transit Connect 220 Swb Diesel Low Roof Van Tdci 90ps	Van	Lex	279.00
715	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 100ps Euro 5	Van	Lex	322.00
716	[***]	Vauxhall Insignia Sports Tourer 2.0 CDTi ecoflex nav	Car	Lex	428.00
716	[***]	Ford Kuga Diesel Estate 2.0 Tdci Zetec 5dr 2wd	Car	Lex	414.00
716	[***]	Ford Transit Connect 220 Swb Diesel Low Roof Van Tdci 90ps	Van	Lex	263.00
716	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	370.00
717	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	376.00
717	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 100ps Euro 5	Van	Lex	354.00
718	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	385.00
718	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 100ps Euro 5	Van	Lex	339.00
719	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 100ps Euro 5	Van	Lex	397.00
719	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	376.00
722	[***]	Ford Transit 350 Lwb Diesel Rwd Medium Roof Van Tdci 115ps	Van	Lex	376.00
722	[***]	Ford Transit Connect 220 Swb Diesel Low Roof Van Tdci 90ps	Van	Lex	263.00

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 10.18

Deposit Accounts

Collection Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
Mobile Mini, Inc.	Master Depository Lockbox	[***]	[***]	J.P. Morgan Chase
Mobile Mini, Inc.	Master Operating	[***]	[***]	Bank of America
Mobile Mini UK Limited	Collection	[***]	[***]	Natwest Bank (Royal Bank of Scotland Plc)
Evergreen Tank Solutions, Inc.	Master Operating	[***]	[***]	Capital One
Water Movers, Inc.	Master Operating	[***]	[***]	Capital One

Concentration Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
Mobile Mini, Inc.	Blocked Depository	[***]	[***]	Bank of America
Mobile Mini, Inc.	Blocked Depository	[***]	[***]	Fifth Third Bank
Mobile Mini, Inc.	Blocked Depository	[***]	[***]	Bank of the West
Mobile Mini Canada ULC	Blocked Depository	[***]	[***]	HSBC
Evergreen Tank Solutions, Inc.	Lockbox	[***]	[***]	Capital One
Water Movers, Inc.	Lockbox	[***]	[***]	Capital One

Disbursement Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
Mobile Mini, Inc.	A/P Disbursement	[***]	[***]	Bank of America
Mobile Mini, Inc.	Control Disbursement	[***]	[***]	Bank of America
Mobile Mini UK Limited	Disbursement	[***]	[***]	HSBC

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Mobile Mini Canada ULC	A/P Disbursement	[***]	[***]	HSBC
Evergreen Tank Solutions, Inc.	A/P Disbursement	[***]	[***]	Capital One
Water Movers, Inc.	A/P Disbursement	[***]	[***]	Capital One
Evergreen Tank Solutions, Inc.	Merchant	[***]	[***]	Capital One
Water Movers, Inc.	Merchant	[***]	[***]	Capital One

Designated Petty Cash Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
Mobile Mini, Inc.	General Acct. FEES only	[***]	[***]	J.P. Morgan Chase

Designated Payroll Accounts:
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
Mobile Mini, Inc.	Payroll – AZ	[***]	[***]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll - TX	[***]	[***]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll - FSA	[***]	[***]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll - CA	[***]	[***]	Bank of America
Mobile Mini Canada ULC	Payroll – CAD	[***]	[***]	HSBC

Other:
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
Mobile Mini, Inc.	United Healthcare	[***]	[***]	Bank of America
Mobile Mini, Inc.	Metlife	[***]	[***]	J.P. Morgan Chase

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 13.03

Lender Addresses

Deutsche Bank AG New York Branch

60 Wall Street, MS NYC60-4305

New York, NY  1005

Michael Shannon

Tel:  (212) 250-8508

Email:  michael.shannon@db.com

Bank of America, N.A.

231 S. Lasalle Street

Chicago, IL  60604

Jason Riley

Tel:  262-207-3305

Email:  jason.riley@baml.com

Bank of America, N.A., Canada Branch

200 Front Street West, Suite 2700

Toronto, Ontario, M5V 3L2

Teresa Tsui

Tel:  416-369-2788

Email:  Teresa.tsui@baml.com

JPMorgan Chase Bank, N.A.

3 Park Plaza, 9th Floor

Irvine, CA  92614

Jeannette Behm

Tel:  949-471-9888

Email:  Jeanette.M.Behm@chase.com

JPMorgan Chase Bank N.A., Toronto Branch

10 S. Dearborn Flr. 07

Chicago, IL  60603

Patricia Barcelona-Schuldt

Tel:  312-385-7015

Email:  Patricia.m.barcelona@jpmchase.com

Bank of the West

4400 MacArthur Blvd.

Newport Beach, CA  92660

Cecile Segovia

Tel:  949-797-1961

Email:  Cecile.Segovia@bankofthewest.com

Barclays Bank PLC

745 Seventh Avenue

New York, NY  10019

Nicholas Versandi

Tel:  212-526-9799

Email:  Nicholas.versandi@barcap.com

Compass Bank

2850 East Camelback Road, Suite 140

Phoenix, AZ  85016-4311

Nancy Zezza

Tel:  602-778-0782

Email:  nancy.zezza@bbvacompass.com

ING Capital LLC

200 Galleria Parkway, Suite 950

Atlanta, GA 30339

MUFG Union Bank, N.A.

445 S. Figueroa Street

Los Angeles, CA  90071

Gina West

Tel:  213-236-6530

Email:  gina.west@unionbank.com

Union Bank, Canada Branch

445 S. Figueroa Street, 10th Floor

Los Angeles, CA  90071

Gina West

Tel:  213-236-6530

Email:  gina.west@unionbank.com

Wells Fargo Bank, National Association

2450 Colorado Avenue Suite 3000W

Santa Monica, CA  90404

Kevin Cox

Tel:  310-453-7397

Email:  Kevin.m.cox@wellsfargo.com

Wells Fargo Capital Finance Corporation Canada

40 King Street West Suite 2500

Toronto, ON M5H 3Y2, Canada

Kathryn Scharre

Tel:  310-453-7294

Wells Fargo Bank, National Association (London Branch)

[On file with the Administrative Agent]

Bank of Montreal Chicago Branch

111 West Monroe, 20E

Chicago, IL 60603

Bank of Montreal Toronto Branch

BMO Financial Group / CCLO

234 Simcoe Street, 3rd floor

Toronto ON, M5T 1T4

Bank of Montreal London Branch

BMO Financial Group / CCLO

234 Simcoe Street, 3rd floor

Toronto ON, M5T 1T4

City National Bank

555 S. Flower, 24th Floor

Los Angeles, CA  90071

Robert Yasuda

Tel:  213-673-8810

Email:  Robert.yasuda@cnb.com

Citizens Business Capital, f/k/a RBS Citizens Business Capital, a division of Citizens Asset Finance, Inc., f/k/a RBS Asset Finance, Inc., a subsidiary of Citizens Bank, N.A., f/k/a RBS Citizens, N.A.

100 Galleria Parkway, Suite 1100

Atlanta, Georgia   30339

Patrick Aarons

Tel:  770-988-2980

Email:  Patrick.aarons@rbscitizens.com

Siemens Financial Services, Inc.

170 Wood Avenue South

Iselin, NJ  08830

John Finore

Tel:  732-590-6644

Email:  john.finore@siemens.com

U.S. Bank National Association

800 Nicollet Mall, BC-MN-H04B,

Minneapolis, MN 55402

Primary Credit Contact:	Rod Swenson
Tel: 612-303-7353
Email: Rod.swenson@usbank.com

Primary Operations Contact:	Krishna Dasgupta
Tel: 612-303-3046
Email: Abf.participation@usbank.com

U.S. Bank National Association, Canada Branch

[On file with the Administrative Agent]

Branch Banking and Trust Company

8117 Preston Rd

Dallas, TX 75225

Primary Credit Contact:	Sarah Bryson
Tel: 214-234-7731
Email: SMBryson@BBandT.com

Primary Operations Contact:	Beth Cook
Tel: 336-733-2726
Email: Beth.Cook@BBandT.com

The Northern Trust Company

50 South LaSalle Street, M-27

Chicago, IL  60603

John Lascody

Tel:  312-444-2376

Email:  Jl98@ntrs.com